UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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POTLATCH CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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POTLATCH CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

MAY 2, 2011

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

Potlatch Corporation

601 West First Ave., Suite 1600
Spokane, Washington 99201

April 1, 2011

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Potlatch Corporation will be held at The Spokane Club (Downtown), 1002 W. Riverside Avenue, Spokane, Washington 99201, on Monday, May 2, 2011, at 9:00 a.m. local time.

We are holding this meeting to:

•	elect three directors to the Potlatch Corporation Board of Directors;

•	ratify the appointment of KPMG LLP as our independent auditors for 2011;

•	approve the material terms of the performance goals in the Potlatch Corporation 2005 Stock Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code;

•	conduct an advisory vote on executive compensation;

•	conduct an advisory vote on the frequency of holding future advisory votes on executive compensation; and

•	transact any other business that properly comes before the meeting.

Your Board of Directors has selected March 21, 2011, as the record date for determining stockholders entitled to notice of the meeting and to vote at the meeting and at any adjournment or postponement.

Potlatch’s proxy statement, Notice of Meeting, proxy card, and 2010 Annual Report, are being distributed to stockholders on or about April 1, 2011. Your vote is important, so please vote your shares promptly. To vote your shares, please refer to the instructions on the enclosed proxy card or voting instruction form, or review the section titled “Voting” beginning on the first page of the accompanying proxy statement.

By Order of the Board of Directors,

LORRIE D. SCOTT

Vice President, General Counsel & Corporate Secretary

Page
ANNUAL MEETING INFORMATION	1

PROPOSAL 1—ELECTION OF DIRECTORS	5

BOARD OF DIRECTORS	6

CORPORATE GOVERNANCE	9

COMPENSATION OF NON-EMPLOYEE DIRECTORS	17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19

AUDIT COMMITTEE REPORT	22

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR 2011	24

COMPENSATION DISCUSSION AND ANALYSIS	25

REPORT OF THE EXECUTIVE COMPENSATION AND PERSONNEL POLICIES COMMITTEE	39

EXECUTIVE COMPENSATION TABLES	40

PROPOSAL 3—APPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS IN THE POTLATCH CORPORATION 2005 STOCK INCENTIVE PLAN PURSUANT TO SECTION 162(m) OF THE INTERNAL REVENUE CODE	55

PROPOSAL 4—ADVISORY VOTE ON OF EXECUTIVE COMPENSATION	61

PROPOSAL 5—ADVISORY VOTE ON FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	62

GENERAL INFORMATION	63

APPENDIX A	A-1

ANNUAL MEETING INFORMATION

This proxy statement and the enclosed proxy card are being furnished to stockholders of Potlatch Corporation in connection with the solicitation of proxies by our Board of Directors for use at the 2011 Annual Meeting of Stockholders, which is described below. We expect to mail this proxy statement, the Notice of Meeting, and the form of proxy enclosed, on or about April 1, 2011.

Date, time and place of the meeting

The 2011 Annual Meeting of Stockholders will be held on Monday, May 2, 2011, at 9:00 a.m., local time, at The Spokane Club (Downtown), 1002 W. Riverside Avenue, Spokane, Washington 99201.

Purpose of the meeting

The purpose of the meeting is to vote upon five proposals. These proposals and the vote required for approval of each proposal are as follows:

Election of Directors.    The first proposal requests the election of three directors to our Board. Because this is an uncontested election, the affirmative vote of a majority of the common stock present in person or by proxy at the Annual Meeting and entitled to vote is required to elect each of the nominees for director.

Independent Auditor.    The second proposal requests the ratification of the appointment of KPMG LLP as our independent auditors for 2011. The affirmative vote of a majority of the common stock present in person or by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of our independent auditors.

Performance Measures.    The third proposal requests approval of the material terms of performance goals in the Potlatch Corporation 2005 Stock Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code. The affirmative vote of a majority of the common stock present in person or by proxy at the Annual Meeting and entitled to vote is required to approve the material terms of the performance goals.

Executive Compensation.    The fourth proposal requests a non-binding, advisory vote to approve executive compensation. The affirmative vote of a majority of the common stock present in person or by proxy at the Annual Meeting and entitled to vote is required to approve executive compensation.

Frequency of Voting.    The fifth proposal requests a non-binding, advisory vote regarding the frequency of holding future advisory votes on executive compensation. The frequency (every one, two or three years) receiving the greatest number of votes will be considered the frequency recommended by stockholders.

The inspector of election will tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will have the same effect as negative votes. Broker non-votes (described below under Shares held in “street” or “nominee” name) will not be counted in determining the number of votes necessary for approval.

Recommendation of the Board of Directors

Our Board unanimously recommends that you vote

FOR each director nominee

FOR the ratification of the appointment of KPMG LLP as our independent auditors for 2011

FOR approval of the material terms of the performance goals in the Potlatch Corporation 2005 Stock Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code

FOR approval of our executive compensation

FOR votes on executive compensation every three years

Who may vote

Stockholders who owned common stock at the close of business on March 21, 2011, the record date for the Annual Meeting, may vote at the meeting. For each share of common stock held, stockholders are entitled to one vote for as many separate nominees as there are directors to be elected and one vote on any other matter presented.

Quorum

On March 21, 2011, the record date, we had 40,132,405 shares of common stock outstanding. Voting can take place at the Annual Meeting only if stockholders owning a majority of the total number of shares outstanding on the record date are present either in person or by proxy. Abstentions and broker non-votes will both be treated as present for purposes of determining the existence of a quorum.

Proxy solicitation

Certain of our directors, officers and employees and our proxy solicitor, D.F. King & Co., also may solicit proxies on our behalf by mail, phone, fax, email or in person. We will bear the cost of the solicitation of proxies, including D.F. King’s fee of $10,500 plus out-of-pocket expenses, and we will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of Potlatch stock. No additional compensation will be paid to our directors, officers or employees who may be involved in the solicitation of proxies.

Tabulation of votes—Inspector of Election

Our transfer agent, BNY Mellon Stockholder Services LLC, will act as the inspector of election at the Annual Meeting and we will reimburse reasonable charges and expenses related to the tabulation of votes.

Voting

You may vote your shares in one of several ways, depending upon how you own your shares.

Shares registered directly with Potlatch (in your name):

•	Via Internet: Go to www.proxyvoting.com/pch and follow the instructions. You will need to enter the Holder Account Number and Proxy Access Number printed on the enclosed proxy card.

•	By Telephone: Call toll-free 1-866-540-5760 and follow the instructions. You will need to enter the Holder Account Number and Proxy Access Number printed on the enclosed proxy card.

•

In Writing: Complete, sign, date and return the enclosed proxy card in the envelope provided, or provide it or a ballot distributed at the Annual Meeting directly to the inspector of election at the Annual Meeting when instructed.

Shares held in a Potlatch 401(k) Savings Plan (through Mercer Trust Company):

•

Via Internet: If you are a participant in the Potlatch Hourly 401(k) Plan or the Potlatch Salaried 401(k) Plan, go to www.proxyvoting.com/pch and follow the instructions. You will need to enter the Control Number printed on the enclosed voting instruction form.

•	By Telephone: Call toll free 1-866-540-5760 and follow the instructions. You will need to enter the Control Number printed on the enclosed voting instruction form.

•

In Writing: Complete, sign, date and return the enclosed proxy card in the envelope provided. To vote in person at the Annual Meeting, you must obtain a proxy, executed in your favor, from the holder of record.

Shares held in “street” or “nominee” name (through a bank, broker or other nominee):

•

You may receive a separate voting instruction form with this proxy statement from your bank, broker or nominee, or you may need to contact your bank, broker or nominee to determine whether you will be able to vote electronically using the Internet or telephone. To vote in person at the Annual Meeting, you must obtain a proxy, executed in your favor, from the holder of record.

•

If you are the beneficial owner of shares held in “street name” by a broker, then the broker must vote those shares in accordance with your instructions. If you do not give specific voting instructions to the broker, your broker cannot vote your shares on “non-discretionary” items. On “non-discretionary” items for which you do not give voting instructions, the votes will be considered “broker non-votes.”

•

The election of directors is a “non-discretionary” item. This means that the election of directors may not be voted upon by your broker if you do not give voting instructions for the shares held on your behalf.

•

The approval of the material terms of the performance measures and the advisory votes on executive compensation and the frequency of holding future advisory votes on executive compensation are also “non-discretionary” items and may not be voted upon by your broker if you do not give voting instructions for the shares held on your behalf.

•

The ratification of the appointment of KPMG LLP as our independent auditors for 2011 is a “discretionary” item. This means that this proposal may be voted upon by your broker if you do not give voting instructions for the shares held on your behalf.

If you return your proxy card by mail or vote via the Internet or by telephone but do not select a voting preference, the individuals named as proxies on the enclosed proxy card or voting instruction form will vote your shares FOR the election of the three nominees for director identified in this proxy statement, FOR the ratification of the appointment of KPMG LLP as our independent auditors for 2011, FOR approval of the material terms of the performance goals in the Potlatch Corporation 2005 Stock Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code, FOR approval of our executive compensation, and FOR votes on executive compensation every three years. If you have any questions or need assistance in voting your shares, please contact D.F. King & Co., toll-free at 1-800-697-6975.

Revoking your proxy

If you are a stockholder of record, you may revoke your proxy at any time before the Annual Meeting by giving our Corporate Secretary written notice of your revocation or by submitting a later-dated proxy, and you may revoke your proxy at the Annual Meeting by voting by ballot. Attendance at the meeting, by itself, will not revoke a proxy. If shares are registered in your name, you may revoke your proxy by telephone by calling 1-866-540-5760 and following the instructions or via the Internet by going to www.proxyvoting.com/pch and following the instructions.

If your shares are held in a Potlatch 401(k) Savings Plan (through Mercer Trust Company), you may revoke your proxy by telephone by calling 1-866-540-5760 and following the instructions or via the Internet by going to www.proxyvoting.com/pch and following the instructions. If you are a stockholder whose shares are held in “street” or “nominee” name, you may revoke your voting instructions by informing the bank, broker or other nominee in accordance with that entity’s procedures for revoking your voting instructions.

Annual Meeting attendance

We cordially invite and encourage all of our stockholders to attend the Annual Meeting. Persons who are not stockholders may attend only if invited by us. If you own shares in “street” or “nominee” name, you must bring proof of ownership (for example, a current broker’s statement) in order to be admitted to the meeting.

Other matters presented at the Annual Meeting

We do not expect any matters, other than those included in this proxy statement, to be presented at the 2011 Annual Meeting. If other matters are presented, the individuals named as proxies on the enclosed proxy card will have discretionary authority to vote your shares on such matters.

Directions to the Annual Meeting

If you need directions to the Annual Meeting, please contact D.F. King & Co., toll-free at 1-800-697-6975.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 2, 2011. This proxy statement and the 2010 Annual Report are available at http://bnymellon.mobular.net/bnymellon/pch.

PROPOSAL 1—ELECTION OF DIRECTORS

We recommend a vote FOR each nominee.

Our Board of Directors is divided into three classes serving staggered three-year terms. Each of the nominees listed below has been nominated unanimously by our Board of Directors at the recommendation of our Nominating and Corporate Governance Committee in accordance with the Committee’s Director Nomination Policy.

The individuals named as proxies on the enclosed proxy card will vote FOR the election of all nominees unless you direct them to vote against any nominee. Each of the nominees is now a member of the Board. If any nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute nominee proposed by the Board or we may reduce the number of members of the Board. We recommend a vote FOR each nominee listed below.

Nominees for Election at This Meeting for a Term Expiring in 2014

Jerome C. Knoll

Age 68, a director since December 2001.

John S. Moody

Age 62, a director since September 2006.

Lawrence S. Peiros

Age 55, a director since February 2003.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to elect each of the nominees for director listed in Proposal 1.

BOARD OF DIRECTORS

Our Board of Directors is divided into three classes serving staggered three-year terms. At the Annual Meeting, you and the other stockholders will elect three individuals to serve as directors until the 2014 Annual Meeting. See “Proposal No. 1—Election of Directors.” Our Bylaws require our directors to be elected by a majority vote of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting in uncontested elections.

Below are the names and ages of our nine directors as of the date of this proxy statement, the year each of them became a director, their principal occupation or employment for at least the past five years, and certain of their other directorships. In addition, set forth below for each director is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that the director should serve as a director for the company. If you do not select a voting preference, the persons named as proxies in the accompanying proxy will vote for the election of the nominees listed below. We have no reason to believe that any of these nominees will be unable to serve as a director. If any of the nominees becomes unable to serve, however, the persons named as proxies will have discretionary authority to vote for a substitute nominee.

Nominees for Election at this Meeting for a Term Expiring in 2014 (Class III)

Jerome C. Knoll (age 68) has been a director since December 2001. Mr. Knoll has been Chairman of the Board and Chief Executive Officer of Marathon Industries, Inc., a distributor of polyurethane and pneumatic tires and other products, since January 2000. He also served as Vice President of Genie Industries, Inc., a manufacturer of aerial work platforms, from 1989 through December 2007 and served as its Chief Financial Officer from 1989 through April 2001.

Mr. Knoll’s role as the chief executive officer and board member of a large polyurethane distributor provides him significant executive-level management and oversight skills and experience. Mr. Knoll has experience managing and overseeing numerous customer and distributor relationships, as well as manufacturing, supply-chain and sales logistics. Mr. Knoll also has experience with accounting and auditing matters.

John S. Moody (age 62) has been a director since September 2006. Mr. Moody is President of Parkside Capital, LLC in Houston, which is the general partner and manager of Proterra Realty Fund, LTD, a Texas real estate private equity firm. From 2004 through 2005, he served as President and Chief Executive Officer of HRO Asset Management, LLC, a real estate advisory business. Prior to that, from 2001 to 2004, Mr. Moody was President of Marsh & McLennan Real Estate Advisors, Inc., a business that directed real estate projects and transactions for Marsh & McLennan. From 1995 to 2000, Mr. Moody was President and Chief Executive Officer of Cornerstone Properties, Inc., a publicly traded real estate investment trust, or REIT. He also serves as a director of Huron Consulting Group (NASDAQ: HURN), a publicly held integrated strategic services provider, and Hines Global REIT, Inc., a commercial REIT. From 2000 to 2005, Mr. Moody served on the board of directors of Equity Office Properties Trust, and from 2004 to 2006, he served on the board of directors of CRIIMI MAE, Inc., both of which were publicly traded REITs.

Mr. Moody has substantial real estate and real estate services experience, including evaluating investment opportunities, advising on real estate acquisitions and dispositions, and managing and overseeing real estate development and properties. Mr. Moody also has extensive experience with publicly traded REITs, having previously served in executive and board roles at REITs.

Lawrence S. Peiros (age 55) has been a director since February 2003. Mr. Peiros is Executive Vice President and Chief Operating Officer of The Clorox Company (NYSE: CLX), a household consumer products company. Previously, he served as Executive Vice President and Chief Operating Officer for North America of The Clorox Company, and Group Vice President of The Clorox Company, a position he held from February 1999.

Mr. Peiros has significant leadership, operational and risk oversight skills, as well as extensive marketing, corporate communications, product supply and research and development experience. In his position as a senior executive at a major consumer products company, Mr. Peiros also has experience overseeing major sales programs in the United States and Canada and managing various operating divisions.

Directors Continuing in Office until 2012 (Class I)

Boh A. Dickey (age 66) has been a director since July 2000. Until his retirement in 2001, Mr. Dickey was the President, Chief Operating Officer and a director of SAFECO Corporation, an insurance and financial services company. He also serves as Vice Chairman of the Board and a director of Clearwater Paper Corporation (NYSE: CLW).

Having previously served as the Controller and Chief Financial Officer of SAFECO Corporation, as well as an audit partner at a public accounting firm, Mr. Dickey has substantial financial reporting expertise as well as an understanding of internal controls. Mr. Dickey also has significant oversight and executive-level management experience, having been responsible for multiple divisions and subsidiaries at SAFECO Corporation as well as serving on the boards of directors of four public companies in the past 15 years.

William L. Driscoll (age 48) has been a director since January 2004. He is currently a partner with Pointe Group Management Company, a private commercial real estate and management company. In March 2008, Mr. Driscoll was recalled to active duty in the United States Marine Corps Reserve as a Civil Affairs officer and deployed to Afghanistan through November 2008. Mr. Driscoll also spent approximately nine months in 2006 serving in Iraq with the United States Marine Corps. Prior to that time, he was a marketing and business consultant for ID Micro, a radio frequency technology company with which he had been associated since January 2005. Mr. Driscoll was Vice President of Strategic Accounts for PACCESS, a packaging solutions company, from December 2002 to December 2004. Mr. Driscoll serves as a director of Greenwood Resources, Inc. Greenwood Resources invests in, and manages, high yield, short rotation, sustainable tree farms in the United States, Asia, Europe and South America.

Mr. Driscoll has extensive experience with evaluating, establishing and managing major commercial relationships such as joint ventures, with particular skills in real estate and commercial property management. In addition, Mr. Driscoll has strong strategic planning and financial analysis skills, including global purchase and supply chain management skills. He also has experience operating in the domestic and international forestry and wood products industries.

Judith M. Runstad (age 66) has been a director since March 1999. Ms. Runstad is an attorney who has served Of Counsel to Foster Pepper PLLC, a law firm, since January 1998. She was a partner of Foster Pepper PLLC from 1978 through 1997 and former Co-Managing Partner. She also serves as a director of Wells Fargo & Co. (NYSE: WFC), a bank holding company, and from 1990 through 2008 served as a director of SAFECO Corporation, an insurance and financial services company. She also serves on the board of Wright Runstad & Company, a private real estate development company.

As a senior lawyer at a major U.S. law firm, Ms. Runstad has considerable experience in land use, environmental and real estate law. In addition, Ms. Runstad has valuable oversight and corporate governance experience gained from serving on two other public company boards.

Directors Continuing in Office until 2013 (Class II)

Michael J. Covey (age 53) has been a director since February 2006. Our President and Chief Executive Officer since February 2006, Mr. Covey has been Chairman since January 1, 2007. Prior to joining Potlatch in February 2006, he was employed for 23 years by Plum Creek Timber Company, Inc., a publicly traded REIT, where he served as Executive Vice President from August 2001 until shortly before joining Potlatch in February 2006.

As our President and Chief Executive Officer, Mr. Covey has a deep understanding of all aspects of our business and operations. Mr. Covey has a strong background in timberland real estate and forest products, with extensive executive-level experience in financial and operational management of timberlands and wood products and other manufacturing facilities. In addition, Mr. Covey also has experience managing a REIT, with an operational understanding of the requirements associated with maintaining REIT status. We believe Mr. Covey’s extensive knowledge of our industry and his deep understanding of our business and operations enables him to facilitate the Board’s oversight role.

Ruth Ann M. Gillis (age 56) has been a director since November 2003. Ms. Gillis is Executive Vice President and Chief Administrative and Diversity Officer of Exelon Corporation (NYSE: EXC), a publicly held energy company, a position she has held since June 2009. From January 2008 to June 2009, she was Executive Vice President of Exelon, and from October 2005 to January 2008, she was Senior Vice President of Exelon Corporation. Ms. Gillis is also President of Exelon Business Services Company, a subsidiary of Exelon Corporation, a position she has held since October 2005. From August 2004 to October 2005, she served as Executive Vice President of Commonwealth Edison, another subsidiary of Exelon Corporation, and was President of Exelon Business Services Company from November 2002 to August 2004. Ms. Gillis also serves as a director of KeyCorp (NYSE: KEY), a financial services company, and was a director of Archstone-Smith, a real estate REIT that was previously publicly traded, from 2004 until 2007.

Ms. Gillis has extensive experience with accounting and auditing matters, financing activities, cash management, financial risk management and treasury functions, having previously served as chief financial officer of Exelon Corporation. As a senior executive of a publicly held energy company, Ms. Gillis brings operational and oversight experience with respect to a variety of transactional and corporate services, including information technology, supply chain and human resources.

Gregory L. Quesnel (age 62) has been a director since September 2000. In 2004, Mr. Quesnel retired as President, Chief Executive Officer and a director of CNF, Inc. (NYSE: CNW), a supply chain logistics management company, positions he had held since May 1998. He also serves as a director of Synnex Corporation (NYSE: SNX), a business process services company, and Ross Stores, Inc. (NASDAQ: ROST), a clothing retailer.

Having served for seven years as chief executive officer and a member of the board of directors, and seven years as chief financial officer, of a global supply chain management company, Mr. Quesnel has extensive operational and oversight experience with regard to corporate strategic planning, mergers and acquisitions, risk management, finance, accounting, administration, technology, investor relations and procurement. Mr. Quesnel’s service on the boards of two other public companies provides him additional corporate governance, leadership and oversight experience.

CORPORATE GOVERNANCE

Potlatch Corporation is committed to sound principles of corporate governance and high ethical standards. Our Board reevaluates our policies on an ongoing basis to ensure they address our company’s needs. Information is provided below regarding certain key corporate governance and ethics policies and practices that we believe enable us to manage our business in accordance with sound principles of corporate governance and high ethical standards and in the best interests of our stockholders. Copies of our corporate governance documents and policies are available for downloading or printing by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and then selecting the appropriate link. You may also obtain a printed copy of any of the materials referred to below by contacting us at the following address:

Potlatch Corporation

Attention: Corporate Secretary

601 West First Ave., Suite 1600

Spokane, Washington 99201

Telephone: (509) 835-1500

Corporate Governance Guidelines; Corporate Conduct and Ethics Code

Our Board of Directors and management operate within our comprehensive plan of corporate governance that defines our Board’s and executives’ responsibilities, sets high standards for their professional and personal conduct, and provides for monitoring of their compliance with those responsibilities and other legal standards. Our Board has adopted Corporate Governance Guidelines, or Governance Guidelines, which provide standards and practices of corporate governance that we have designed to help contribute to our success and to assure public confidence in our company. In addition, all committees of the Board operate under charters that describe the responsibilities and practices of each committee.

We have adopted a Corporate Conduct and Ethics Code, or Ethics Code, which sets forth ethical standards and policies that apply to all of our directors, officers and employees. Our Ethics Code requires that our directors, officers and employees avoid conflicts of interest, comply with laws and other legal requirements, conduct business honestly and ethically, provide full and accurate reporting to us, and otherwise act with integrity and in our best interests. We have also established procedures so that complaints regarding our accounting and auditing matters, conflicts of interests, securities violations and other matters can be submitted confidentially and anonymously. See “Communications with Directors” below.

Copies of the Ethics Code and the Governance Guidelines are available for downloading or printing by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and then selecting “Conduct and Ethics Code” or “Corporate Governance Guidelines,” as appropriate.

Majority Voting in Director Elections

We have adopted majority voting procedures for the election of directors in uncontested elections. In an uncontested election, each nominee is elected by the vote of a majority of the voting power of the capital stock issued and outstanding, present in person or by proxy and entitled to vote for the election of directors. As provided in our Bylaws, an “uncontested election” is one in which the number of nominees equals the number of directors to be elected in such election. The Board may nominate or elect as a director only persons who agree to tender, promptly following his or her election or re-election to the Board, an irrevocable resignation that will be effective upon (i) the failure of the candidate to receive the required vote at the next annual meeting at which he or she faces re-election and (ii) the acceptance by the Board of such resignation. If an incumbent director fails to receive the required vote for re-election in an uncontested election, the Nominating and Corporate Governance Committee determines whether such director’s resignation should be accepted and makes a recommendation to the Board, which makes the final determination whether to accept the resignation. The Board must publicly disclose its decision within 90 days from the date of certification of the election results. If a director’s resignation is accepted by the Board, then the Board may fill the resulting vacancy or may decrease the size of the Board.

Nominees for Director

Our Nominating and Corporate Governance Committee, or Nominating Committee, is responsible for identifying, evaluating, recruiting and recommending qualified candidates to our Board for nomination or election. The Board nominates directors for election at each annual meeting of stockholders, and elects new directors to fill vacancies if they occur.

Our Board strives to find directors who are experienced and dedicated individuals with diverse backgrounds, perspectives and skills. Our Governance Guidelines contain membership criteria that call for candidates to be selected for their ability to act on behalf of all stockholders and their character, judgment, business acumen and diversity of experience, backgrounds, perspective and skills. With respect to a candidate’s diversity of backgrounds, perspective and skills, the Board is particularly interested in maintaining a mix of directors that includes the following backgrounds:

•	active or retired chief executive officers and senior executives;

•	members of boards of directors of other public companies;

•	individuals with real estate investment and development experience;

•	individuals with substantial finance, operational, accounting, legal or marketing experience; and

•	individuals with executive-level experience with manufacturing companies.

In addition, we expect each director to be committed to enhancing stockholder value and to have sufficient time to effectively carry out his or her duties as a director. Our Nominating Committee also seeks to ensure that a majority of our Board members are independent under Nasdaq rules and that at least one Board member meets the criteria for an “audit committee financial expert” under Securities and Exchange Commission, or SEC, rules.

The Nominating Committee periodically reviews the qualification standards for directors as outlined in the Governance Guidelines and recommends to the Board any changes deemed appropriate by the Committee. In addition, the Board reviews the effectiveness of its membership criteria and board composition annually through its Board performance evaluation.

Prior to each annual meeting of stockholders, our Nominating Committee identifies director nominees first by evaluating the current directors whose terms will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, the candidate’s prior service as a director, and the needs of the Board for any particular talents and experience. If a director no longer wants to continue in service, the Nominating Committee decides not to re-nominate the director, or if a vacancy is created on the Board because of a resignation or an increase in the size of the Board or other event, then the Nominating Committee considers various candidates for Board membership, including those suggested by the Nominating Committee members, by other Board members, by any director search firm engaged by the Nominating Committee and by our stockholders.

A stockholder who wishes to recommend a prospective nominee to the Board for consideration by the Nominating Committee should notify our Corporate Secretary in writing at our principal office. Such notice must be delivered to our offices by the deadline set forth in our Bylaws. Our Bylaws require that each notice include the following information about the stockholder and the prospective nominee, which must be updated as necessary:

•	the name and address of the stockholder;

•

the shares of Potlatch common stock owned by the stockholder or the prospective nominee, and a description of any derivative or short positions or similar hedging transactions with respect to Potlatch’s common stock held by the stockholder or the prospective nominee;

•	a description of any arrangements to which the stockholder is a party with respect to the nomination of the prospective nominee;

•	the name, age, business address and residence address of the prospective nominee;

•	the principal occupation of the prospective nominee;

•

a statement whether the prospective nominee, if elected, intends to tender an irrevocable resignation effective upon (i) his or her failure to receive the required vote for re-election and (ii) acceptance of such resignation by the Board;

•	a description of all compensation and other relationships during the past three years between the stockholder and the prospective nominee;

•	any other information relating to the prospective nominee or stockholder required to be disclosed pursuant to Section 14 of the Securities and Exchange Act of 1934, as amended, or Exchange Act; and

•	the prospective nominee’s written consent to serve as a director if elected.

The company may require any prospective nominee recommended by a stockholder to furnish such other information as may reasonably be required by the company to determine the eligibility of such person to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such person.

The foregoing is only a summary of the detailed requirements set forth in our Bylaws regarding director nominations by stockholders. A copy of our Bylaws is available for downloading or printing by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” and then “Corporate Governance,” followed by “Amended and Restated Bylaws.”

Director Independence

The role of our Board is to oversee and provide policy guidance on our business and affairs. The Board believes that it will best serve our stockholders if the majority of its members are independent. As of March 21, 2011, our Board had nine members, eight of whom are outside (non-employee) directors. Our remaining member is Michael J. Covey who serves as our Chairman, President and Chief Executive Officer.

With the exception of Mr. Covey, the Board has determined that all of our directors are independent within the meaning of Nasdaq corporate governance standards and our Director Independence Policy, a copy of which can be found on our public web site by going to www.potlatchcorp.com, and selecting “Investor Resources,” and then “Corporate Governance,” followed by “Director Independence Policy.” Each of the following committees of the Board is composed entirely of independent directors: the Audit Committee, the Nominating Committee and the Executive Compensation and Personnel Policies Committee.

Board Leadership Structure

Mr. Covey is our President and Chief Executive Officer, and also serves as the Chairman. John S. Moody is the Lead Director of our Board and acts as lead director of the independent Board members when the Chairman is a non-independent director, as is currently the case. The Board has structured the role of our independent lead director to strike an appropriate balance to the combined chairman and chief executive officer role and to fulfill the important requirements of independent leadership of the Board. The Lead Director’s principal responsibility is to contribute to the independence of the Board in the discharge of its responsibilities, including risk oversight. As Lead Director, Mr. Moody:

•	presides at all meetings of the Board at which the Chairman is not present;

•	presides at executive sessions of the independent directors;

•	may call special meetings of the Board;

•	consults with the Chairman in the development of meeting agendas;

•	acts as a facilitator in effectively communicating director concerns, agenda items and issues to management;

•	coordinates communications between the independent directors and stockholders and other interested parties;

•	works with the Chairman of the Board and the committee chairs in developing and monitoring the Board’s overall approach to governance issues; and

•	coordinates the annual performance evaluation of the Board.

We have determined that the leadership structure of our Board, in particular having Mr. Covey serve as the Chairman and Mr. Moody serve as the Lead Director, is appropriate because it allows the Board’s meeting agendas to be established, in consultation with an independent director, by an individual with a deep understanding of our business and operations. Given the size of the Board and the scope of our business, Mr. Covey’s insight into our business relative to his role as Chairman enables him to facilitate the Board’s oversight role, while Mr. Moody’s participation in the agenda setting process, together with his presiding over executive sessions, contributes to the independence of the Board in the discharge of its responsibilities.

At each of its in-person meetings and, as necessary, telephonic meetings, the Board meets in executive session without members of management present. The Lead Director presides over these executive sessions. Each committee of the Board, except for the Finance Committee, also schedules an executive session without members of management present at every in-person meeting and, as necessary, at telephonic meetings.

Risk Oversight

Our company has an enterprise risk management program overseen by senior management. The Board oversees the company’s business, the risks associated with its business and the steps that senior management is taking to manage and mitigate those risks. This oversight is supported by the Board’s leadership structure which provides for oversight of strategic risks by the full Board under the leadership of the Chairman and the independent Lead Director, and oversight and evaluation of discrete risks in committees.

Each year, the Audit Committee, composed entirely of independent directors, receives a report on risk management, including management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The Audit Committee may also receive updates between meetings from the Chief Executive Officer relating to risk oversight matters. The Audit Committee reports periodically to the Board on risk management matters.

The Executive Compensation and Personnel Policies Committee, or Compensation Committee, periodically reviews risks associated with our executive compensation program. See “Compensation Discussion and Analysis—Process Overview—Risk Assessment.”

Based upon a comprehensive review of the company’s executive compensation programs by the Compensation Committee’s independent compensation consultant, and the assessment of the company’s executive compensation programs and compensation programs for all other employees by management, which is shared with the Committee, we do not believe that the risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on our company.

Transactions with Related Persons

Securities laws require us to disclose certain business transactions that are considered related person transactions. In order to comply with these requirements, our Audit Committee has adopted a Related Person Transactions Policy that applies to any director or executive officer of the company, any beneficial owner of more than 5% of our voting stock, any immediate family member of any of the foregoing persons, and any entity that employs any of the foregoing persons, or in which any of the foregoing persons is a general partner, principal or 10% or greater beneficial owner. Transactions covered by this policy are those in which (a) we or any of our subsidiaries participate, (b) the amount involved exceeds $120,000, and (c) any related person had, has or will have a direct or indirect material interest, as defined in the policy.

Any proposed related person transaction is reviewed by our Audit Committee at its next regularly scheduled meeting, unless our Corporate Secretary determines that it is not practicable or desirable to wait until the next scheduled meeting for review of a particular transaction, in which case the Chair of the Audit Committee has the authority to review and consider the proposed transaction. Only those transactions determined to be fair and in the company’s best interests are approved, after taking into account all factors deemed relevant by the Audit Committee, or its Chair, as the case may be. If the Chair approves any related person transaction, then that approval is reported to the Audit Committee at its next regularly scheduled meeting. The entire policy can be viewed by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” followed by “Related Person Transactions Policy.”

There were no transactions with related persons in 2010 that require disclosure in this proxy statement or that required approval by the Audit Committee or its Chair pursuant to the policy described above.

Board Meetings

During 2010, the Board met six times. Each director attended all Board and applicable committee meetings with the exception of John S. Moody who missed a July Board meeting and Judith M. Runstad who missed the Board and committee meetings in February. The Board does not have a policy requiring director attendance at annual meetings of the stockholders. One of our directors attended the 2010 Annual Meeting of Stockholders.

Committees of the Board

Our Board currently has four standing committees, as described below. The current charters of each of these committees are available on our public web site at www.potlatchcorp.com, by selecting “Investor Resources,” and then “Corporate Governance,” followed by “Committee Charters.”

The following table shows the membership of each Committee as of March 21, 2011:

Name	Audit Committee		Executive Compensation and Personnel Policies Committee		Finance Committee		Nominating and Corporate Governance Committee
Michael J. Covey					X
Boh A. Dickey	X	(Chair)			X
William L. Driscoll					X		X
Ruth Ann M. Gillis	X		X	(Chair)	X
Jerome C. Knoll	X		X
John S. Moody			X		X
Lawrence S. Peiros			X				X
Gregory L. Quesnel	X		X		X	(Chair)	X
Judith M. Runstad			X				X	(Chair)

Audit Committee

Our Audit Committee consists of four outside (non-employee) directors, and is responsible for assisting the Board in its oversight of our accounting, financial reporting, internal controls, auditing, legal and regulatory compliance activities, including monitoring our compliance with the tax and other rules pertaining to REITs, and other matters as the Board deems appropriate. In accordance with Nasdaq requirements and pursuant to its charter, the Audit Committee also provides risk oversight as described above under the heading “Risk Oversight.”

The Audit Committee also:

•	establishes procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters;

•	establishes procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•

discusses with the company’s General Counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the company’s business, internal controls or compliance policies, including material notices to or inquiries received from governmental agencies;

•

reviews the company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including reviewing the guidelines and policies to govern the process by which management assesses and manages the company’s exposure to risk; and

•

discusses with the Board any issues that arise with respect to the quality or integrity of the company’s financial statements, the company’s compliance with legal or regulatory requirements, the performance and independence of the company’s independent auditors, or the performance of the internal audit function.

In addition, the Audit Committee oversees and administers our Related Person Transactions Policy described above under the heading “Transactions with Related Persons.”

The Audit Committee meets at least quarterly with the Internal Audit Director and other members of management.

The Audit Committee has sole authority to retain, compensate and terminate our independent registered public accounting firm and our Internal Audit Director. The Committee has appointed KPMG LLP as our independent registered public accounting firm and pre-approves its audit fees and non-audit services and fees in accordance with criteria adopted by the Committee.

Our Board has determined that all members of our Audit Committee are independent within the meaning of the Nasdaq listing standards and our Director Independence Policy, and that all members are “financially literate.” The Board also has determined that Committee Chair Boh A. Dickey is an “audit committee financial expert” as defined by SEC rules.

Our Audit Committee met seven times in 2010. See “Audit Committee Report” in this proxy statement for a description of the Committee’s activities during 2010.

Executive Compensation and Personnel Policies Committee

Our Compensation Committee consists of six outside (non-employee) directors. Our Board has determined that all members of our Compensation Committee are independent within the meaning of the Nasdaq listing standards and our Director Independence Policy. The Compensation Committee oversees our executive compensation and benefits programs and general personnel policies and practices for our executives. It also helps determine our management succession planning, and annually reviews the performance of our Chief Executive Officer.

In accordance with authority granted to the Compensation Committee pursuant to its charter, the Committee has engaged Deloitte Consulting LLP, or Deloitte, to serve as its outside compensation consultant to advise the Committee on executive compensation matters. The Committee has also directed that Deloitte interact with management, when appropriate, on Committee’s behalf. Deloitte also advises the Nominating Committee with respect to determining non-employee director compensation. Deloitte does not advise any of our executive officers as to their individual compensation, and does not perform other services for the company. The company has engaged Mercer (U.S.) Inc., or Mercer, to advise company management on specific compensation design issues. The company’s Chief Executive Officer makes recommendations to the Committee annually regarding base salaries and target amounts for annual cash bonuses and equity awards for each executive officer other than himself.

For more information on the responsibilities and activities of the Committee, including the processes for determining executive compensation, and the role of consultants and management in recommending executive compensation, see “Compensation Discussion and Analysis” in this proxy statement and the Compensation Committee’s charter. The Committee reviews the “Compensation Discussion and Analysis” contained in this proxy statement and recommends its inclusion in the proxy statement to the full Board for approval.

Our Compensation Committee met five times in 2010.

Finance Committee

Our Finance Committee reviews and makes recommendations to the Board with respect to financings and other financial matters, and approves actions based on the Board’s delegation of authority with respect to specific financing transactions. The Committee consists of six directors—five outside (non-employee) directors and our Chairman, Michael J. Covey, who is the President and Chief Executive Officer of the company.

Our Finance Committee met two times in 2010.

Nominating and Corporate Governance Committee

Our Nominating Committee, which consists of four outside (non-employee) directors, is responsible for identifying, evaluating, recruiting and recommending to the Board nominees for election as directors, and for developing and recommending to the Board a set of corporate governance principles and related policies. The Committee also oversees our compensation and benefits paid to our directors.

The Board has determined that all four members of our Nominating Committee are independent within the meaning of Nasdaq listing standards and our Director Independence Policy.

Our Nominating Committee met four times in 2010.

Compensation Committee Interlocks and Insider Participation

Ruth Ann M. Gillis, Jerome C. Knoll, Lawrence S. Peiros, Gregory L. Quesnel, John S. Moody and Judith M. Runstad served as members of our Compensation Committee during 2010. None of the members of the Compensation Committee is or has ever been an officer or employee of the company or its subsidiaries. In addition, during 2010, none of our executive officers served as a director or as a member of a compensation committee of any other business entity that has one or more executive officers serving on our Board or Compensation Committee.

Communications with Directors

Stockholders may contact our non-management directors by email or by regular mail, as follows:

Email:	non-managementdirectors@potlatchcorp.com

Mail:	Lead Director or Non-Management Directors
c/o Corporate Secretary
Potlatch Corporation
601 West First Ave., Suite 1600
Spokane, WA 99201

All communications received will be processed by the Corporate Secretary. We forward all communications to the intended non-management director or directors. The Lead Director of the Board of Directors is responsible for facilitating an appropriate response. These procedures can also be viewed by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and then “Board of Directors.”

Our Audit Committee has established procedures to address complaints and concerns about our accounting, internal controls and auditing matters for two different groups: (1) employees, who receive confidential and anonymous treatment; and (2) third parties (such as competitors, vendors and consumers), who are not entitled to confidential and anonymous treatment. All complaints and concerns are directed through an independent, third-party hotline provider and are routed directly to the Chair of the Audit Committee. The procedures and hotline numbers are available by going to our public web site at www.potlatchcorp.com, and selecting “About Us,” and then “Hotlines.”

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Our Nominating Committee reviews and makes recommendations to our Board regarding non-employee director compensation. Our philosophy regarding directors’ compensation is to provide our directors a fair compensation package that is tied to the services they perform and is comparable to director compensation programs of companies of our size. We target our non-employee director compensation levels to be at, or near, the median compensation paid by other companies of comparable size both in our industry and generally. Our key objectives are to recruit and retain the best directors that we can and to align our directors’ interests with those of our stockholders.

The following table sets forth certain information with respect to 2010 compensation for each of the company’s non-employee directors.

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Boh A. Dickey	$74,000		$65,000	—	$1636	$140,636
William L. Driscoll	53,000		65,000	—	136	118,136
Ruth Ann M. Gillis	71,500	(5)	65,000	—	1636	135,136
Jerome C. Knoll	63,500		65,000	—	136	128,636
John S. Moody	73,000		65,000	—	136	138,136
Lawrence S. Peiros	57,500		65,000	—	1636	124,136
Gregory L. Quesnel	77,500		65,000	—	136	142,636
Judith M. Runstad	56,500		65,000	—	136	121,636

(1)	Represents annual retainer fee, as well as any amounts earned for service as Lead Director or Committee Chair and meeting attendance fees.

(2)	This column shows the aggregate grant date fair value, computed in accordance with FASB Topic 718, of stock units granted in 2010. In accordance with FASB Topic 718, the grant date fair value reported for all stock units was computed by multiplying the number of stock units by the closing price of our stock on the grant date. As of December 31, 2010, each non-employee director had accumulated 13,931 stock units in his or her account, with the exception of Mr. Driscoll, who had 15,206 stock units, and Mr. Moody, who had 11,367 units. The aggregate number for each director includes stock units that have been credited to the director over the years for service as a director and stock units credited as a result of reinvestment of dividend equivalents (including dividend equivalents credited in connection with spin-off of Clearwater Paper).

(3)	The award of stock options as an element of non-employee director compensation was discontinued after December 31, 2003. As of December 31, 2010, directors held vested, unexercised stock options to purchase the following number of shares of our common stock: Ms. Gillis-1,680; Mr. Peiros-8,616; Mr. Quesnel-12,924; and Ms. Runstad-2,154.

(4)	Other compensation consists of premiums paid for accidental death and dismemberment insurance, and charitable contributions under the company’s matching gift program ($1500 each for Mr. Dickey, Mr. Peiros and Ms. Gillis).

(5)	The amounts shown include fees deferred in 2010 pursuant to our Deferred Compensation Plan for Directors II. In connection with these deferrals, we credited 2,098 stock units to Ms. Gillis’ account for fees deferred in 2010. Such amounts were determined separately for each fee payment, which include meeting fees and quarterly pro-rata payments of the director’s annual retainer fee, by dividing the fee amount due by the appropriate per share closing stock price pursuant to the plan. In addition to these common stock award units, Ms. Gillis had an aggregate of 28,502 common stock units in her deferred compensation account as of December 31, 2010. The foregoing common stock unit amounts reflect dividend equivalents.

During 2010, one of our directors, Mike Covey, was also an employee of the company. As a result, Mr. Covey, President and Chief Executive Officer, did not receive compensation for his services as a director during 2010. For compensation received by Mr. Covey as a named executive officer of the company please see “Executive Compensation Tables-2010 Compensation- Summary Compensation Table.”

Retainers and Fees.    During 2010, our non-employee directors were paid at the following rates:

Annual retainer fee	$35,000
Supplemental annual retainer fee (Lead Director only)	$20,000
Annual retainer fee for Chair of the Audit Committee	$15,000
Annual retainer fee for Chair of each other Committee	$5,000
Attendance fee for each Board meeting	$1,500
Attendance fee for each Committee meeting	$1,500

During 2010, we paid directors, or deferred on their behalf, an aggregate total of $526,500 in fees. Directors may defer receiving all or any portion of their fees under the terms of our Deferred Compensation Plan for Directors II, or Directors Plan. When a director elects to defer fees, he or she elects to have those fees converted into common stock units or, if not converted, then credited with annual interest at 120% of the applicable long-term federal rate, with quarterly compounding. The common stock units are credited with amounts in common stock units equal in value to the distributions that are paid on the same amount of common stock. During 2010, we also reimbursed directors for their reasonable out-of-pocket expenses for attending Board and committee meetings and educational seminars and conferences in accordance with our Director Education Program.

Long-Term Incentive Awards.    In December 2010, each of the non-employee directors was granted an award, consisting of a credit to an account established on behalf of each non-employee director under the Directors Plan in the amount of $65,000, for an aggregate amount of $520,000. Under the terms of the award, 1,994 common stock units were credited to each director’s account based on the price of the common stock on the date of the grant. These common stock units are then credited with amounts in common stock units equal in value to the distributions that are paid on the same amount of common stock. Upon separation from service as a director, the common stock units held by the director in his or her deferred account will be converted to cash based upon the then market price of the common stock and will be paid to the director.

Other Benefits.    We provide coverage for directors under our Director and Officer Liability Insurance Policy and Accidental Death and Dismemberment Insurance Policy. Directors may, at their own expense, purchase coverage for their spouses under the Accidental Death and Dismemberment Insurance Policy. Directors are eligible to participate in our Matching Gifts to Education Program, available to all company employees, which matches contributions of up to $1,500 per year to eligible educational institutions. We made no donations on behalf of any of our directors to organizations with which any director was affiliated as an executive officer or director in excess of the amounts matched by us under this program.

Director Stock Ownership Guidelines.    In order to promote and increase equity ownership by our directors and to further align their interests with those of our stockholders, the Board has adopted stock ownership guidelines that require each non-employee director to own beneficially at least 3,750 shares, including common stock units granted under the Directors Plan, by the later of January 1, 2009, or the fifth anniversary of his or her election as a director. As of December 31, 2010, all non-employee directors met the guidelines.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

This table shows the number of shares beneficially owned as of March 1, 2011, by each owner of more than 5% of our common stock, each of our directors, each executive officer for whom compensation is reported in this proxy statement, and all directors and executive officers as a group. The number of shares reported is based on data provided to us by the beneficial owners of the shares. The percentage ownership data is based on 40,132,405 shares of our common stock outstanding as of March 1, 2011. Under SEC rules, beneficial ownership includes shares over which the indicated beneficial owner exercises voting or investment power. Except as noted, and subject to applicable community property laws, each owner has sole voting and investment power over the shares shown in this table.

	Amount and Nature of Common Stock Beneficially Owned					Common Stock Units(2)
	Number of Shares Beneficially Owned		Right to Acquire(1)	Total Shares Beneficially Owned	Percent of Class
Stockholders Owning More than 5%
BlackRock, Inc.	4,051,318	(3)	n/a	4,051,318	10.1%	n/a
40 East 52nd Street
New York, NY 10022

Janus Capital Management LLC	4,952,854	(4)	n/a	2,727,094	12.3%	n/a
151 Detroit Street
Denver Colorado 80206

Longleaf Partners Small-Cap Fund	2,727,094	(5)	n/a	2,727,094	6.8%	n/a
Southeastern Asset Management, Inc.
c/o Southeastern Asset Management, Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119

T. Rowe Price Associates, Inc.	2,052,685	(6)	n/a	2,052,685	5.1%	n/a
100 E. Pratt Street
Baltimore, MD

Directors and Named Executive Officers
Michael J. Covey	145,500	(7)	51,265	196,765	*	30,030
Boh A. Dickey	15,000	(8)	—	15,000	*	13,931
William L. Driscoll	346,828	(9)	—	346,828	*	15,206
Ruth Ann M. Gillis	3,038		1,680	4,718	*	42,433
Jerome C. Knoll	34,519	(10)	—	34,519	*	13,931
John S. Moody	5,000		—	5,000	*	11,367
Lawrence S. Peiros	3,750	(11)	8,616	12,366	*	13,931
Gregory L. Quesnel	2,888		4,308	7,196	*	13,931
Judith M. Runstad	12,161	(12)	2,154	14,315	*	13,931
Eric J. Cremers	44,573	(13)	—	44,573	*	—
William R. DeReu	20,810	(14)	—	20,810	*	—
Brent Stinnett	17,149	(15)	—	17,149	*	2,102
Thomas J. Temple	5,917	(16)	1,405	7,322	*	—

Directors and Executive Officers as a group (14 persons)	657,133	(17)	69,428	726,561	1.81%	170,793

*	Less than 1%

(1)	Amounts for Messrs. Covey and Temple represent shares of common stock issuable under restricted stock units that are currently vested or vest within 60 days of March 1, 2011. All other amounts represent shares of common stock underlying outstanding stock options, all of which are fully vested.

(2)	Represents common stock units as of March 1, 2011. These stock units are not actual shares of common stock and have no voting power. In the case of our directors, these stock units are credited, along with accrued dividend equivalents, on a one-for-one basis with our common stock pursuant to our Deferred Compensation Plan for Directors II. See “Compensation of Non-Employee Directors.” The units represent deferred director’s fees for Ms. Gillis, and annual stock unit awards granted in December 2004-2010 to all outside directors. For Messrs. Covey and Stinnett, the units represent deferred annual incentive plan award payments. The units are converted into cash and paid according to an election the holder makes prior to deferring fees or incentives, except for the directors’ annual deferred awards granted to the outside directors, which are converted to cash and paid upon separation from service as a director.

(3)	Based upon the Schedule 13G/A filed with the SEC on January 10, 2011 by BlackRock, Inc. as a parent holding company/control person the following affiliates: BlackRock Japan Co. Ltd, BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Australia Limited, BlackRock Advisors LLC, BlackRock Investment Management, LLC, BlackRock Asset Management Ireland Limited, BlackRock International Ltd. BlackRock, Inc. has sole voting and dispositive power over all of such shares.

(4)	Based upon the Schedule 13G/A filed with the SEC on February 14, 2011 by Janus Capital Management LLC as a registered investment adviser and a parent holding company/control person of Perkins Investment Management LLC and INTECH Investment Management. Janus Capital Management LLC has sole voting and dispositive power of 1,175,926 shares and shared voting and dispositive power over 3,776,928 shares.

(5)	Based on the Schedule 13G/A filed with the SEC on February 7, 2011 by Southeastern Asset Management, Inc., Longleaf Partners Small-Cap Fund and O. Mason Hawkins as a registered investment adviser, investment company and control person, respectively. Southeastern Asset Management has shared voting power and sole dispositive power over 38,142 shares. Southeastern Asset Management and Longleaf Partners Small-Cap Fund have shared voting and dispositive power over 6,888,952 shares. Mr. O. Mason Hawkins, Chairman of the Board and CEO of Southeastern Asset Management, may be deemed to beneficially own the shares held by Southeastern Asset Management; Southeastern Asset Management and Mr. Hawkins disclaim beneficial ownership of such shares.

(6)	Based on the Schedule 13G/A filed with the SEC on February 11, 2011 by T. Rowe Price Associates, Inc. as an investment adviser. T. Rowe Price Associates has sole voting power over 615,065 of such shares and shared dispositive power over all of such shares. T. Rowe Price Associates disclaims beneficial ownership of all of such shares.

(7)	Comprised of the following: (i) 130,362 shares held directly by Mr. Covey; (ii) 15,000 shares of common stock held in a trust, of which Mr. Covey has sole voting and investment power; and (iii) 138 shares of common stock held for Mr. Covey’s individual account under our 401(k) employee savings plan.

(8)	These shares are held in the name of Mr. Dickey and his spouse with whom Mr. Dickey shares voting and investment power for these shares.

(9)

Includes 25,975 shares held by an irrevocable family trust created by Mr. Driscoll over which Mr. Driscoll retained dispositive power pursuant to a right to substitute assets, 105,097 shares held directly by Mr. Driscoll that are currently pledged as collateral and 242,664 shares held by trusts of which Mr. Driscoll is a trustee and shares voting power but has no dispositive power. Also includes 2,582 shares held by trusts of which Mr. Driscoll is a trustee and shares both voting and dispositive powers. Mr. Driscoll disclaims beneficial ownership of all shares except those held directly by him. A total of 6,141 shares of common stock held in trust are currently pledged as collateral for a bank loan by one of the trusts.

(10)	These shares are held in the name of Mr. Knoll and his spouse, with whom Mr. Knoll shares voting and investment power for these shares.

(11)	These shares are held in a trust under which Mr. Peiros shares voting and investment power with his spouse.

(12)	Includes 5,986 shares owned by Ms. Runstad’s spouse, of which Ms. Runstad disclaims beneficial ownership.

(13)	Includes 2,500 shares owned by Mr. Cremers’ spouse.

(14)	Includes 2,202 shares of common stock held for Mr. DeReu’s individual account under our 401(k) employee savings plan.

(15)	Includes 452 shares of common stock held for Mr. Stinnett’s individual account under our 401(k) employee savings plan.

(16)	Includes 917 shares of common stock held for Mr. Temple’s individual account under our 401(k) employee savings plan.

(17)	Includes an aggregate of 3,079 shares of common stock held for the executive officers’ benefit under our 401(k) employee savings plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, certain executive officers and any person holding more than 10% of our common stock must report their initial ownership of the common stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this proxy statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive officers, we believe all persons subject to reporting requirements filed the required reports on time in 2010.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of four outside (non-employee) directors, all of whom meet Nasdaq listing standards for audit committee independence. The Audit Committee is an “audit committee” for purposes of Section 3(a)(58) of the Securities Exchange Act of 1934. The Committee’s charter is reviewed periodically by the Audit Committee, which recommends appropriate changes to the Board of Directors.

The Committee is responsible for providing oversight on matters relating to Potlatch’s accounting, financial reporting, internal controls, auditing, legal and regulatory compliance and risk management. In performing its functions, the Committee acts only in an oversight capacity and necessarily relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and the reports of the independent registered public accounting firm, who, in its reports, expresses an opinion on the conformity of the company’s annual financial statements to generally accepted accounting principles in the United States and an opinion on the effectiveness of internal control over financial reporting. During fiscal year 2010, the Committee met seven times.

In connection with the audit process, the Committee has received from our independent registered public accounting firm, KPMG LLP, or KPMG, the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding KPMG’s communications with the audit committee concerning independence, and has discussed with KPMG its independence. The Committee also discussed the quality and adequacy of Potlatch’s internal controls with management, the Internal Audit Director and the independent registered public accounting firm. The Committee reviewed with KPMG and the Internal Audit Director their respective audit plans, audit scope and identification of audit risks, and reviewed and discussed the results of the internal audit examinations with the Internal Audit Director.

The Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2010, with management and with KPMG outside the presence of management. The Committee also discussed with KPMG the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Based on these reviews and discussions with management, KPMG and the Internal Audit Director, the Committee recommended to the Board that the company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

The Audit Committee Members

Boh A. Dickey, Chair

Ruth Ann M. Gillis

Jerome C. Knoll

Gregory L. Quesnel

Fees Paid to Independent Registered Public Accounting Firm in 2010 and 2009

The Audit Committee has considered and determined that the services provided by KPMG in fiscal year 2010 are compatible with the auditor independence requirements. The following table shows fees for professional services rendered by KPMG for audit services for the years ended December 31, 2010 and 2009, and fees billed for other services rendered by KPMG during each of these years.

	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees	All Other Fees
2010	$708,131	—	—	—

2009	$739,834	$40,000	—	—

(1)	Audit fees represent fees for the audit of our annual financial statements, the audit of internal control over financial reporting and reviews of the quarterly financial statements. The 2009 fees also include a comfort letter issued in connection with our senior note offering that was completed in 2009.

(2)	Audit-related fees represent fees for the audit of our defined benefit plans and the audit of the Annual Reports on Form 11-K in 2009.

All audit services and audit-related services for fiscal year 2010 were pre-approved by our Audit Committee. The Audit Committee Pre-Approval Policy provides for pre-approval of audit, audit-related, tax and other services specifically described by the Policy on an annual basis. A copy of the policy can be found on our public web site by going to www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and then “Audit Committee Pre-Approval Policy.” Under the terms of the Policy, unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. In addition, any proposed services anticipated to exceed pre-approved cost levels must be separately approved. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. The member or members to whom such authority has been delegated must report any pre-approval decisions to our Audit Committee at its next scheduled meeting.

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR

INDEPENDENT AUDITORS FOR 2011

We recommend a vote FOR this proposal.

KPMG LLP, a registered public accounting firm, currently serves as our independent registered public accounting firm and has conducted the audit of our consolidated financial statements and internal control over financial reporting for fiscal year 2010. A summary of the fees paid by us to KPMG in connection with its audits for 2010 and 2009 can be found in the section titled, “Fees Paid to Independent Registered Public Accounting Firm in 2010 and 2009” in this proxy statement.

Based upon its review of KPMG’s qualifications, independence and performance, the Audit Committee of the Board of Directors has appointed KPMG to serve as our independent registered public accounting firm for 2011.

The appointment of our independent registered public accounting firm is not required to be submitted for ratification by the stockholders. Nasdaq listing standards provide that the Audit Committee is solely responsible for the appointment, compensation, evaluation and oversight of our independent registered public accounting firm. However, as a matter of good corporate governance, the Audit Committee is asking our stockholders to ratify its appointment of KPMG as independent registered public accounting firm for 2011 for ratification by the stockholders by voting “FOR” the following advisory resolution at the Annual Meeting:

RESOLVED, that the selection by the Audit Committee of the Board of Directors of the firm of KPMG LLP, as independent registered public accounting firm for the company for the year 2011 is hereby ratified.

If the stockholders fail to ratify the appointment of KPMG, the Audit Committee may reconsider whether to retain KPMG, and may continue to retain that firm or appoint another firm without resubmitting the matter to the stockholders. Even if the stockholders ratify the appointment of KPMG, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm if it determines that such a change would be in the best interests of our company and our stockholders.

The affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of KPMG LLP as our independent auditors for 2011.

Representatives of KPMG are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Compensation Philosophy and Objectives

Our compensation philosophy is to provide all of our executives a fair and competitive incentive-based compensation package that is tied to the performance of both the individual and the company. We target our compensation levels to be at, or near, the median compensation paid by other companies of comparable size both in our industry and generally. We also believe that a significant portion of total compensation for our senior executives should be at risk and dependent on the achievement of target levels of performance. In addition, we believe that in order to maintain fiscal discipline, incentive compensation should be subject to thresholds and caps. Our key compensation objectives are to recruit, motivate and retain talented and experienced executives, ensure our incentive compensation is aligned with short-term and long-term company performance and align our employees’ interests with those of our stockholders.

Pay for Performance

Our executive compensation packages are closely aligned with the short-term and long-term performance of the company. Depending upon an executive officer’s pay grade, approximately 60 – 70% of such officer’s compensation is composed of a combination of short-term cash incentive awards, or annual cash incentive awards, and long-term equity incentive grants. See “Analysis of 2010 Compensation-Comparison of 2010 Target and Actual Compensation.” The table below shows for the past 5 years, the total compensation of the company’s chief executive officer compared to the company’s total shareholder return (TSR) and the median TSR of the peer group of forest products companies that the company uses to benchmark TSR. As a specialized REIT, we consider our peer companies to consist of “pure play” timber REITs and other forest product companies. See “Compensation Components-Long-Term Equity Incentive Awards-Peer Group” below.

CEO Compensation vs. TSR Performance

Although economic conditions remained difficult in 2010, our 2010 financial results were strong relative to our 2009 results. The company generated $40.3 million of earnings from continuing operations and closed large sales of non-strategic properties in the third and fourth quarters. The company’s improved operating results allowed the company to end the year with $95.8 million of working capital and no borrowings outstanding under its bank facility. As a result of this performance, funds from operations (FFO), which is the basis upon which annual incentive compensation is awarded, was $120.1 million in 2010, yielding an incentive pool modifier of 200%. However, under the terms of our annual incentive plan, the Compensation Committee, or Committee, has discretionary authority to limit the amount and alter the time and form of payment of annual awards if the aggregate amount of awards to be paid exceeds 6% of our pre-tax income or we did not declare a cash dividend for the year. In 2010, although we made dividend distributions to our stockholders, the aggregate annual awards payable based upon an incentive pool modifier of 200% would exceed 6% of our pre-tax income for the year. Therefore, for 2010, as it did in 2009, the Committee exercised its discretionary authority to reduce the annual incentive awards to all eligible employees as a group and reduced the incentive pool modifier to 150%. See “Analysis of 2010 Compensation—Annual Cash Incentive Awards.”

Compensation Policies and Procedures

The Compensation Committee, working with company management, has adopted compensation policies and procedures that are designed to implement our compensation philosophy of providing our executives fair and competitive incentive-based compensation packages tied to performance of both the individual and the company, and to ensure that our compensation programs do not encourage employees to take unnecessary or excessive risk that could have a material adverse effect on the company. Key elements of our compensation program include the following:

•

Variable compensation is heavily weighted toward long-term incentives to align compensation with sustained stockholder returns. In 2010, one hundred percent of long-term incentive awards for the company’s Chief Executive Officer are performance based and 75% of our long-term incentive awards for other named executive officers are performance based.

•

Performance share awards are earned based upon the achievement of targets that are established by the Compensation Committee at the beginning of a three-year performance period, are subject to thresholds that require a minimum level of achievement for awards to be earned, and are capped at 200% of target.

•

Annual incentive awards are contingent on achieving targets that are established and approved by the Compensation Committee at the beginning of the year, are subject to thresholds that require a minimum level of achievement for awards to be earned, and are capped at 200% of target. The Committee has discretionary authority to limit the amount and alter the time and form of payment of annual awards if the aggregate amount of awards to be paid exceeds 6% of company pre-tax income or if the company does not declare a cash dividend for the year.

•

The Compensation Committee is composed solely of independent directors, and is advised by an independent consultant, Deloitte Consulting, LLP, that provides no other services to the company and has no prior relationship with any of the named executive officers.

•

The peer group of companies used to benchmark company TSR is carefully reviewed annually by the Compensation Committee with input from its independent consultant. Changes to the peer group require Compensation Committee approval.

•

The Compensation Committee regularly requests that its independent consultant conduct a review of the company’s executive compensation program to evaluate whether it is comparable to compensation programs of companies of similar size.

•	Company management completes a risk assessment of the company’s executive compensation programs annually to evaluate whether they are designed and administered in a manner that discourages undue risk-taking by employees. The company’s assessment is reviewed by the Compensation Committee.

•	A “double trigger” is required before severance benefits are paid and restricted stock awards vest in connection with a change in control event.

•

The company does not provide perquisites or other personal benefits to officers or senior employees, such as aircraft for personal use, paid parking spaces, company cars, or club memberships, with the exception of payment of premiums for accidental death and dismemberment insurance. The company has a relocation program that is the same for all salaried employees. Pursuant to the program, reimbursement of an employee’s loss on sale of his or her home is capped and the relocating employee’s home is only purchased if not sold within 90 days and then only at a purchase price equal to the average of two independent appraisals of fair market value. The company’s health care and other medical insurance programs, as well as its salaried employee 401(k) Plan, are the same for all salaried employees, including officers.

•

The company has a robust stock ownership policy. The company’s Chief Executive Officer is required to achieve minimum stock ownership that is five times his base salary and the other named executive officers are required to achieve minimum stock ownership that is two times their respective base salaries.

•

The company has a financial statement “claw back” policy to recover compensation earned as a result of fraudulent or illegal conduct. We expect to modify the policy upon the issuance of final regulations by the SEC under the applicable provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act).

•

Under the company’s insider trading policy, directors, officers and employees are prohibited from speculating in company securities or engaging in transactions designed to hedge their ownership interests.

The sections that follow provide more detailed information regarding the company’s executive compensation program, as well as more information regarding the compensation of our named executive officers.

Process Overview

Compensation Oversight

Compensation Committee.    The Compensation Committee, composed entirely of independent directors, periodically reviews the components of our executive compensation program to ensure the program continually meets our objectives as well as improves or evolves as necessary. The Committee reviews and approves compensation packages for each named executive officer annually.

Management Input.    Each year, the company’s Chief Executive Officer and Vice President, Human Resources, recommends to the Compensation Committee changes to base salaries and target amounts for annual cash bonuses and equity awards for each named executive officer, except the Chief Executive Officer. These recommendations are based on the principal duties and responsibilities of each executive officer, competitor pay levels within our industry, pay levels for comparable companies of similar size within regional and national markets, internal pay equity, and individual performance. In addition, each year our Vice President, Human Resources and our Controller and Treasurer provide the Committee with a detailed review of the actual results of the company’s corporate and operating divisions compared to the performance goals established at the beginning of the year under our annual incentive plan, and the resulting awards proposed to be made to the named executive officers.

The Compensation Committee determines any change to the base salary, annual cash bonus and equity awards for the Chief Executive Officer based upon its evaluation of the Chief Executive Officer’s performance and advice from its compensation consultant.

Compensation Consultant.    Deloitte Consulting LLP advises the Compensation Committee on executive compensation matters. Based in part upon an assessment prepared by Deloitte, the Committee analyzes each component of each of our executive officers’ compensation packages every one or two years to assess the proper balance and competitiveness of the components and the compensation tools used to accomplish the objective of each component. Additionally, Deloitte assists the Committee on an annual basis in reviewing the compensation packages of each of our named executive officers.

All of the decisions with respect to determining the amount or form of executive compensation under our compensation program are ultimately made by the Committee and may reflect factors and considerations other than the information and advice provided by Deloitte.

Establishing Compensation

Each year, the Compensation Committee reviews and approves the following:

•	base salary increases, if any, for our named executive officers and certain other officers;

•	target and actual awards under our annual and long-term incentive plans for our executive officers and certain senior employees;

•	performance measures under our annual and long-term incentive plans;

•	the aggregate amount of grants made under the long-term incentive plans for other key employees; and

•	the peer group of companies used for purposes of measuring relative TSR performance.

Use of Tally Sheets.    In connection with the Compensation Committee’s annual review and approval of compensation packages for the company’s named executive officers, the Committee analyzes tally sheets prepared by Deloitte for each named executive officer that assign dollar amounts to all components of such officer’s compensation under several different scenarios using different assumed company stock prices. The tally sheets show, for each named executive officer: (i) actual base salary for the current year and the previous year, (ii) targeted and actual annual incentive bonuses for the current year and the previous year, (iii) target and actual equity awards for the current year and the previous year; (iv) actual realized value for the current year and the previous year of vested equity awards and benefits; (v) the amount of unrealized value from unvested equity grants and accumulated deferred compensation; and (vi) the amount the executive could realize upon voluntary resignation, severance, change of control, retirement, disability and death. The Committee reviews tally sheets to understand the total compensation received by executives over time. The Committee may make changes to an executive officer’s compensation package based upon its review of tally sheets. There were no changes to the named executive officers’ compensation and benefits based on the Committee’s review of the 2010 tally sheets.

Wealth Accumulation Analysis.    The 2010 tally sheets prepared by Deloitte for the Compensation Committee include a wealth accumulation analysis that assesses the potential future value of equity holdings for each of our named executive officers based on voluntary resignation, severance, change of control, retirement, disability and death, and multiple company stock price assumptions over a five-year period. The purpose of the analysis is to identify the potential wealth that may be created as a result of our executive compensation program and assist the Committee in determining if that wealth creation is appropriate given our performance. The wealth accumulation analysis also helps the Committee identify pay inequities among different executives.

Competitive Market Assessments.    The Compensation Committee also analyzes competitive data provided by Deloitte in connection with its review and approval of each of our named executive officer’s compensation packages. Compensation levels are targeted to be at, or near, the median compensation paid by other companies of comparable size both in our industry and generally. Deloitte provides the Committee with a market assessment that utilizes blended market data from the most relevant compensation surveys available, including the NAREIT Compensation Survey and the Forest Products Industry Compensation Association Survey for industry-specific market data, and surveys from Mercer, Economic Resource Institute and Towers Watson for market data on general industry companies of similar size. The surveys used include compensation data from companies within our peer group and other companies outside of our peer group. Competitive compensation data gathered by Deloitte from the surveys is regressed to yield comparable data for comparison with the company’s compensation data for each corporate and operating division, using a formula that takes into consideration executive pay levels for positions similar in scope to those of our named executive officers and annual revenues.

Individual Performance.    The compensation of individual named executive officers is adjusted from the median level of comparably sized companies, as appropriate, to recognize variables such as job performance, long-term potential and tenure. Total compensation earned by our named executive officers may vary from the market median as a result of annual and long-term incentive compensation awards that are determined based on actual performance of the company and its divisions against target performance levels.

Risk Assessment.    Company management provides ongoing information to the Compensation Committee regarding aspects of our executive compensation program that could mitigate or encourage excessive risk-taking by company executives. In addition, the Committee periodically requests that Deloitte provide an assessment of the company’s executive compensation programs along with recommended modifications, if any. Among the attributes of our executive compensation program that management and the Committee take into consideration in assessing the risks arising from our compensation policies and procedures are:

•	the balance between annual and long-term incentives;

•	the existence of caps on annual and long-term incentive awards;

•

the ability of company management and the Committee to consider non-financial and other qualitative performance factors such as safety and environmental performance in determining actual compensation packages;

•	stock ownership guidelines that are reasonable and align our executives’ interests with those of our stockholders;

•

the company’s Securities Law Compliance and Insider Trading Policy that prohibits employees from speculating in company securities or engaging in transactions designed to hedge their ownership interests; and

•	the company’s Financial Restatement and Claw Back Policy.

Compensation Components

We balance our executives’ compensation packages among three components:

•	base salary;

•	annual cash incentives; and

•	long-term equity incentives.

Salaries are provided to employees as compensation for basic services to the company and to meet the objective of attracting and retaining the talent needed to run our business. Our annual cash incentives reward employees for helping us achieve annual financial targets, and our long-term incentives reward employees for helping us to perform at a level of total stockholder return that exceeds that of our peers and to achieve the company’s overall long-term business objectives. We compensate executives with higher levels of responsibility with a higher proportion of at-risk incentive compensation and equity compensation, so their interests are closely aligned with those of our stockholders. See “Analysis of 2010 Compensation—Comparison of 2010 Target and Actual Compensation” below for each named executive officer’s specific compensation mix for 2010.

To ensure fiscal discipline, we set threshold performance levels so that no incentive awards are made if performance falls below threshold levels, and we set caps on the aggregate amount of incentive compensation that we pay, regardless of actual performance.

Base Salary.    The Compensation Committee targets executive base salaries to be at the median of companies of comparable size, both in our industry and generally, with such adjustments as management and the Committee deem necessary based upon the individual executive’s job performance, long-term potential and tenure. Base salary ranges are established for each pay grade of salaried employees, including our Chief Executive Officer. We determine an executive’s rate of pay within the salary range for his or her position based upon the executive’s level of experience and performance relative to his or her individual written performance plan. Each executive’s individual performance plan contains operational and financial objectives determined by the executive together with his or her supervisor. Our Chief Executive Officer’s base salary is set by the Committee in its sole discretion after consultation with Deloitte.

Annual Cash Incentive Awards.    Our annual incentive program links compensation to annual company performance by awarding cash bonuses for achieving pre-defined performance goals.

Target Awards.    Target annual bonuses for our executive officers are established as a set percentage of base salary, based on the pay grade of each officer’s position. These targets are set forth below under “Analysis of 2010 Compensation-Comparison of 2010 Target and Actual Compensation.” The Committee periodically reviews these target percentages for our executive officers and approves modifications to the target percentages when appropriate, based in part on the recommendations of management and Deloitte after a review of the compensation practices of companies of comparable size both in our industry and generally. Although any target award to be made to our Chief Executive Officer is initially calculated as a percentage of his base salary based in part on the compensation practices of companies of comparable size, ultimately, his actual award is determined by the Committee in its sole discretion.

Earned Awards.    Annual bonuses are subject to adjustment based on corporate and operating division financial performance modifiers. At the beginning of each year the Committee, with input from the Chief Executive Officer, approves a scale of modifiers based on a range of possible financial performance outcomes. At the end of the year, actual financial performance is compared to the Committee’s pre-approved performance scale to determine the modifiers to apply to the target awards. Awards are further adjusted based on individual performance modifiers that are determined based on the individual employee’s annual performance review.

Once set by the Committee, target performance measures are generally not changed. However, upon completion of the calculations for all eligible corporate and operating division employees, the Committee is provided discretion under our annual incentive plan to modify individual annual incentive awards, or awards to all eligible employees as a group, after considering an individual’s performance, operating division’s performance, the company’s overall performance or unusual, extraordinary or infrequently occurring items. The Committee also considers safety performance, environmental performance and other factors when approving awards. In addition, under the terms of our annual incentive plan, the Committee has discretionary authority to limit the amount and alter the time and form of payment of annual awards if the aggregate amount of awards to be paid exceeds 6% of our pre-tax income or we did not declare a cash dividend for the year. In 2010, although we made dividend distributions to our stockholders, the aggregate annual awards payable based upon company performance exceeded 6% of our pre-tax income for the year. Therefore, for 2010, as it did in 2009, the Committee exercised its discretionary authority to reduce the annual incentive awards to all eligible employees as a group. By reducing the aggregate awards the Committee also recognized that the company’s performance in 2010 resulted in part from one-time sales of non-strategic timberlands that were not anticipated at the time target performance measures were established. See “Analysis of 2010 Compensation—Annual Cash Incentive Awards” below.

Earned awards are paid in cash, except (1) if an executive officer does not meet his or her stock ownership requirement, his or her award is paid 50% in cash and 50% in stock, or (2) if the officer makes an election to defer the award.

Long-Term Equity Incentive Awards.    Our long-term incentive program is intended to link compensation to long-term company performance. Under our long-term incentive program we grant two types of equity awards:

•

performance shares, which reward employees for company performance that exceeds the applicable peer group, encourage employees to focus on the creation of long-term stockholder value and align the interests of employees with those of our stockholders; and

•	restricted stock units, which vest over time and aid in the recruitment and retention of key employees.

The company’s Chief Executive Officer is awarded only performance shares.

Performance Shares.    Performance shares are granted to named executive officers based upon “guideline” long-term incentive values, and are earned based on the company’s TSR over a three-year performance period relative to the median TSR of six forest product companies (weighted 50%) and the company’s TSR percentile ranking relative to all companies within the Standard and Poor’s Midcap 400 Index (of which we are a member) (weighted 50%) over such performance period. TSR is calculated based on stock price appreciation plus cash and share distributions.

Restricted Stock Units.    Restricted stock units are awarded to executive officers other than the Chief Executive Officer to aid in the retention of key employees. Restricted stock units comprise 25% of each officer’s long-term incentive award and vest on the third anniversary of the award. We have also granted restricted stock units to newly hired executives to replace the value of equity awards that were forfeited when they left their prior employer and to align the interests of new executives to those of our stockholders.

Long-Term Equity Incentive Award Guidelines.    The Compensation Committee has approved “guideline” long-term incentive values for each executive pay grade eligible for long-term incentive awards other than the Chief Executive Officer. These guideline values were established at the median of competitive practice, based on an assessment of compensation programs of comparably sized companies by Deloitte. Guideline values are converted to equity awards in a given year by dividing the values by an amount equal to the average closing price of company stock during the first 10 business days of the year. The actual number of equity awards granted to eligible employees is further subject to an increase or decrease from the guideline value at the Committee’s discretion, based upon management’s assessment of an individual employee’s past contributions and potential future contributions to the company. In the case of the company’s Chief Executive Officer, the Committee determines in its sole discretion the number of performance shares to be awarded based on a review by Deloitte of competitive practice and the Committee’s evaluation of the Chief Executive Officer’s performance.

Threshold, Target and Maximum.    The Compensation Committee believes that for purposes of measuring company performance for awarding annual cash incentive awards and long-term equity incentive awards:

•	performance measures should be subject to thresholds so that an executive officer’s compensation should be at risk if minimal performance is not achieved;

•

performance measures at which 100% of target amounts are earned should be established at median levels, consistent with our philosophy of compensating executives at or near the median compensation paid by companies of comparable size; and

•	performance-based compensation should be capped at 200% of target amounts in order to maintain fiscal discipline.

The following table summarizes the range of measures typically used by the Compensation Committee in establishing threshold, target and maximum performance levels for annual cash incentive and long-term equity incentive awards:

Performance Level	Annual Cash Incentive Award	Long-Term Equity Incentive Award
Threshold	Median Performance Less 5%	33rd Percentile
Target	Median Performance	50th Percentile
Maximum	Median Performance plus 10%	85th Percentile

Peer Group.    As a specialized REIT, we consider our peer companies to consist of “pure play” timber REITs and other forest product companies. The six forest product companies used for benchmarking our TSR in 2009 and 2010 are as follows:

Company	Previous Peer	Annual Revenue($)(1)	Market Capitalization($)(2)	GICS Sub Industry
Weyerhaeuser	X	$6,552	$13,250	Specialized REITs
Universal Forest Products	X	1,891	706	Building Products
Rayonier	X	1,315	4,880	Specialized REITs
Plum Creek Timber	X	1,190	6,810	Specialized REITs
Deltic Timber	X	142	714	Forest Products
St. Joe	X	100	2,400	Real Estate Mgmt. & Dev.
Potlatch Corporation		539	1,530	Specialized REITs

(1)	In millions, for the 2010 fiscal year, based on publicly available information.

(2)	As of March 15, 2011.

As the number of publicly-traded forest products companies has declined, we modified peer group to add the S&P Midcap 400 Index in 2009 and 2010 (weighted 50-50 with the forest product companies) in order to provide a broader measure of performance for comparison purposes and to offset any volatility in the stock prices of the six forest product companies.

Adjustments to Long-Term Awards.    The Compensation Committee reserves the right to reduce or eliminate any performance share award to an executive, or to all executives as a group, if it determines that the company’s relative TSR performance or financial or operational performance has been inadequate. The Committee did not exercise this authority for 2010.

Analysis of 2010 Compensation

Base Salary Increases.    Subsequent to our tax-free spin-off on December 16, 2008, of Clearwater Paper Corporation, which owns and operates our former pulp-based manufacturing businesses, our executive compensation levels exceeded the median compensation paid by other companies of comparable size both in our industry and generally. As a result, since the spin-off we have limited base salary increases for our executives with the intent of bringing compensation levels back to the median for our new size. In addition, based upon economic conditions and competitive data, the Compensation Committee did not approve any base salary increases for named executive officers in 2009 and 2010.

Annual Cash Incentive Awards.    In order to reflect both our REIT structure and our wood products operations, we used the following performance measures for purposes of the 2010 annual cash incentive awards:

•	Funds from operations, or FFO, measured at the corporate level against a pre-defined target; and

•	Earnings before interest, taxes, depreciation, depletion and amortization, or EBITDDA, measured at each operating division against pre-defined targets.

We define FFO as net earnings, plus depreciation, depletion and amortization and the basis of real estate sold from continuing operations adjusted for the gain/loss from discontinued operations, and plus depreciation, depletion and amortization from discontinued operations. The use of this measure is intended to focus eligible employees on generating profits by both increasing revenues and controlling costs. In addition, FFO is the primary measure used by the investment community to measure REIT performance. We believe that the use of this measure enhances the alignment of our employees’ and stockholders’ interests. Furthermore, the Committee believes that at the division level, measuring earnings rather than returns is a simpler approach and provides more transparency to employees, as the divisions do not make capital allocation decisions.

Pursuant to the company’s annual incentive plan, at the beginning of 2010, a target incentive pool value was calculated based on the sum of the target annual incentive amounts for each participant in the plan. Based upon the company’s 2010 budget approved by our Board and on the input and recommendations of management, the Committee approved the following FFO performance scale and the corresponding incentive pool modifiers for 2010:

Performance Level	2010 FFO Performance (Versus 2010 FFO Budgeted Target)	Incentive Pool Modifier (Multiple of Target Pool)
Threshold	80% of $89.4 million FFO Budget	0.25 x Target Pool
Target	100% of $89.4 million FFO Budget	1.00 x Target Pool
Maximum	126.7% of $89.4 million FFO Budget	2.00 x Target Pool

The incentive pool modifier for FFO performance proportionately increases or decreases between threshold and target levels and between target and maximum levels. The incentive pool is not funded for FFO performance below the threshold level. The funding scale is designed to contribute to the incentive pool a fixed percentage of every dollar of FFO above the threshold up to the maximum.

At the end of 2010, the company’s actual FFO was $120.1 million versus the budgeted target of $89.4 million, which resulted in a calculated multiplier of 200% of the target pool. The company’s actual 2010 FFO can be calculated from the audited consolidated statements of cash flows included in our 2010 Annual Report on Form 10-K.

Our 2010 actual corporate FFO included $23.6 million relating to the sale of nonstrategic Wisconsin and Arkansas timberlands. The sale significantly improved the company’s liquidity and financial position as the company ended the year with approximately $91 million in cash and short-term investments. As a result, the Committee determined that the proceeds were appropriately included in the calculation of corporate FFO, resulting in a calculated incentive pool multiplier of 200%. However, as a result of this multiplier, the aggregate annual incentive awards payable to company employees exceeded 6% of our pre-tax income for the year. Therefore, for 2010, as it did in 2009, the Committee exercised its discretionary authority to reduce the multiplier to 150%. By reducing the multiplier and resulting aggregate awards the Committee also recognized that the company’s performance in 2010 resulted in part from one-time sales of non-strategic timberlands that were not anticipated at the time target performance measures were established.

The funded incentive pool was allocated by the Chief Executive Officer to the corporate and operating divisions based on the following:

•	Corporate: corporate FFO performance, modified based on the achievement of measurable strategic objectives; and

•	Operating Divisions: operating division EBITDDA performance (weighted 75%) and corporate FFO performance (weighted 25%).

The operating division allocation is based in part on corporate FFO performance to motivate a division to maximize its contribution to company FFO in the event that, for reasons beyond the division’s control (e.g., a market downturn), division EBITDDA goals cannot be met. The Chief Executive Officer has discretion to adjust the corporate and operating division incentive pools, subject to the maximum company-wide funded incentive pool approved by the Committee. The Committee also has discretion to adjust FFO and EBITDDA calculations for extraordinary items, as appropriate.

The actual 2010 EBITDDA performance for each operating division relative to the target 2010 EBITDDA performance was as follows:

Comparison of Operating Division Actual and Target EBITDDA

Operating Division	Actual 2010 EBITDDA(1) ($ in millions)	Target 2010 EBITDDA ($ in millions)
Real Estate	$79.1	$49.3
Resource	82.6	71.0
Wood Products	15.3	9.5

(1)	Each of our operating division’s actual 2010 EBITDDA can be calculated from the amounts shown in Note 16 to the audited consolidated financial statements included in our 2010 Annual Report on Form 10-K. Actual 2010 EBITDDA for each of the Resource and Wood Products divisions can be calculated by taking the division’s operating income and adding depreciation, depletion and amortization. Actual 2010 EBITDDA for the Real Estate division can be calculated by taking the division’s operating income and adding the $48.7 million of non-cash costs for real estate sold, described in footnote 2 to Note 16 to the audited consolidated financial statements included in our 2010 Annual Report on Form 10-K.

Long-Term Equity Incentive Awards.

In 2010, the Compensation Committee approved long-term incentive awards for the Chief Executive Officer comprised entirely of performance shares, and for all other eligible employees consisting of performance shares (75%), and restricted stock units (25%) which 100% of which vest on the third anniversary of the grant.

The performance shares granted to the Chief Executive Officer and other employees are earned based upon company performance over a three-year period ending December 31, 2012. For the 2010-2012 performance period, based upon the analysis of, and in consultation with, Mercer, who advises company management on compensation design issues, and in consultation with its independent consultant, Deloitte, the Compensation Committee determined to measure company performance based on two factors, each of which is weighted 50%: (i) company TSR, relative to the median TSR of six forest product companies and (ii) the company’s TSR percentile ranking relative to all companies within the Standard and Poor’s Midcap 400 Index. The following table sets forth the relative TSR performance scale and the corresponding number of shares earned as a percentage of the weighted targets that were set by the Committee. The percentage of performance shares earned is the sum of the percentage multiple in each column divided by two.

Potlatch Corporation TSR Comparison

Median TSR of Six Forest Products Companies	Percent of Shares Issued	TSR Percentile Ranking S&P Midcap 400 Index	Percent of Shares Issued
(weighted 50%)		(weighted 50%)
Below Threshold	0%	Below Threshold	0%
Threshold (Median – 5%)	25%	Threshold (33rd percentile)	25%
Target (Median)	100%	Target (50th percentile)	100%
Maximum (Median + 10%)	200%	Maximum (85th percentile)	200%

The number of performance shares earned for each factor proportionately increases or decreases between threshold and target levels for the factor and between target and maximum levels for the factor. The Committee continues to believe that no performance shares should be earned with respect to a performance factor for performance below the applicable threshold performance level.

Based on a probability analysis performed by Mercer at the time the Committee was evaluating the 50%/50% weighted approach to performance share TSR measurement in 2009, the probable outcome of a maximum payout was estimated to occur approximately 3% of the time and the probable outcome of no payout was estimated to occur approximately 19% of the time.

Individual Compensation.    The Compensation Committee made individual modifications to the compensation of named executive officers, including the Chief Executive Officer, based on recommendations from the Chief Executive Officer, competitive data provided by Deloitte, and individual performance reviews. Individual performance modifiers could range from zero to 2.0 times the target award. The threshold individual modifier is 0.5, below which no annual or long-term incentive award was granted. The range of individual modifiers for our named executive officers for 2010 was from 1.12 to 1.50.

In determining the Chief Executive Officer’s individual performance modifier, the Committee considered its evaluation of Mr. Covey’s performance against his financial, operational and strategic goals for 2010. The Committee discussed this evaluation in executive session without Mr. Covey being present. The Committee noted that under Mr. Covey’s leadership, in 2010, despite a difficult economic environment, the company generated $120.1 million of FFO compared to the budgeted target of $89.4 million, resulting in $40.3 million of earnings from continuing operations. The company also closed large sales of non-strategic properties in the third and fourth quarters. The company’s improved operating results allowed the company to end the year with $95.8 million of working capital and no borrowings outstanding under its bank facility.

The Chief Executive Officer’s recommendations to the Committee concerning the individual performance modifiers of each of the other named executive officers were based on the individual performance evaluations of those officers. These evaluations took into account objective criteria in the form of operating results against budget, and subjective criteria such as performance against strategic goals which involve the exercise of discretion and judgment in assessing performance attainment.

In determining Mr. Cremers’ individual performance modifier, the Committee noted that during 2010, under Mr. Cremers’ leadership, the company, in addition to improving its liquidity position, entered into interest rate swap agreements which resulted in a reduction of interest expense in 2010 of $0.5 million. Mr. Cremers also was instrumental in changing the company’s listing to Nasdaq from NYSE, and led the successful replacement of our general ledger and accounting systems.

The individual performance modifiers of operating division vice presidents reflected the fact that each operating division exceeded its budgeted operating results for the year. Each operating division generated EBITDDA in 2010 that greatly exceeded EBITDDA targets for the year. See Analysis of 2010 Compensation-Annual Cash Incentive Awards-Comparison of Operating Division Actual and Target EBITDDA” above for a comparison of each operating division’s actual 2010 EBITDDA and target EBITDDA.

Each operating division vice president’s individual performance modifier also reflects performance against subjective strategic goals. Under Mr. Stinnett’s leadership of the Resource division, the harvest level of sawlogs increased 19% in 2010 over 2009 and total harvest levels increased 8% over 2009. Under Mr. Temple’s leadership, the Wood Products division produced $15.3 million of EBITDDA in 2010, an improvement of $26.1 million over 2009 and the division recognized operating income of $7.1 million in 2010 compared to an operating loss of $20.5 million in 2009. Mr. DeReu negotiated sales of non-strategic properties totaling 42,772 and 47,702 acres in the third and fourth quarters of 2010.

Summary Comparison of 2010 Target and Actual Compensation

The following table shows the target and the actual amounts for salary and annual and long-term incentive awards for our named executive officers, along with the 2010 percentage of total direct compensation represented by the amount of each component (i.e., the mix of pay).

	TARGET 2010 TOTAL DIRECT COMPENSATION(1)			ACTUAL 2010 TOTAL DIRECT COMPENSATION(1)
Name	Salary (% of Total)	Target annual incentive award (cash) (% of Total)	Guideline long-term incentive grant value (equity)(2) (% of Total)	Salary(3) (% of Total)	Actual annual incentive award (cash) (% of Total)	Actual long-term incentive grant value (equity)(4) (% of Total)
Michael J. Covey	$715,020 32.4%	$500,500 22.7%	$992,400 44.9%	$692,103 23.0%	$1,126,200 37.4%	$1,190,800 39.6%

Eric J. Cremers	$411,300 44.7%	$205,700 22.4%	$303,200 32.9%	$398,117 32.8%	$450,000 37.1%	$363,900 30.0%

William R. DeReu	$200,040 48.6%	$80,000 19.4%	$131,300 31.9%	$193,629 36.9%	$180,000 34.3%	$151,100 28.8%

Brent L. Stinnett	$305,040 44.5%	$137,300 20.0%	$243,200 35.5%	$295,263 37.4%	$250,000 31.7%	$243,200 30.8%

Thomas J. Temple	$263,880 45.5%	$118,700 20.5%	$197,800 34.1%	$255,422 39.1%	$200,000 30.6%	$197,800 30.3%

(1)	Total direct compensation is the sum of base salary, annual cash incentives and long-term equity incentives.

(2)	These amounts represent the dollar value of the 2010 long-term equity incentive guideline computed by multiplying the guideline number of shares for each named executive’s pay grade by the ten-day average closing stock price for the first ten business days in January, 2010 of $32.43 per share.

(3)	This column includes salary paid for the full or partial year the employee worked. There were no adjustments to the base salaries of named executive officers in 2010. However, pay cycles changed from semi-monthly to biweekly in August 2010, so the last week or two weeks of salary was paid in January 2011.

(4)	These amounts represent the dollar value of the actual restricted stock unit award granted in February, 2010, and performance shares granted in February, 2010 for the performance period 2010-2012, in each case computed by multiplying the guideline value by the individual performance modifier. Such amounts may or may not be paid out depending the company’s performance or the executive’s continued employment, as applicable, over the three-year vesting and performance period. See “Analysis of 2010 Compensation-Long-Term Incentive Awards-Potlatch Corporation TSR Comparison” for a description of performance measures and threshold, target and maximum goals for performance share awards.

Benefits

We do not provide perquisites or other personal benefits to our named executive officers, such as aircraft for personal use, paid parking spaces, company cars or club memberships, with the exception of payment of insurance premiums for accidental death and dismemberment insurance. The company reimburses named executive officers for certain relocation expenses pursuant to a relocation program that is the same for all salaried employees. Pursuant to the company’s relocation program, reimbursement of the employee’s loss on sale of his or her home is capped and relocating employee’s home is only purchased if not sold within 90 days and then only at a purchase price equal to the average of two independent appraisals of fair market value. Our health care and other medical insurance programs, as well as our 401(k) Plan, are the same for all salaried employees, including officers.

Supplemental Plan II.    Our Salaried Supplemental Benefit Plan II provides retirement benefits to our eligible salaried employees, including our named executive officers, based upon the benefit formulae of our Salaried Retirement Plan and our Salaried 401(k) Plan but without regard to the IRS compensation and benefit limitations applicable to these tax-qualified plans. We believe this plan is competitive with our peers and companies of comparable size, and is intended to provide a retirement benefit commensurate with participant compensation, as we do for other employees. This plan is discussed in detail on pages 45-48.

Salaried Retirement Plan.    Our Salaried Retirement Plan provides a pension to our salaried and certain other eligible employees who were participants in the Plan before January 1, 2011, including our named executive officers. This plan is discussed in detail on pages 46-47. Effective January 1, 2011 our Salaried Retirement Plan was closed to new entrants.

401(k) Plans.    Our Salaried 401(k) Plan permits our salaried and certain other eligible employees, including our named executive officers, to make voluntary pre-tax and after-tax contributions to the plan, subject to applicable tax limitations. We match $0.70 for every $1.00 that a participant contributes to our Salaried 401(k) Plan, up to the first 6% of his or her eligible compensation, subject to applicable tax limitations. Eligible employees who elect to participate in the plan are 100% vested in the matching contributions upon completion of two years of service. In February 2011, in connection with the closure of our salaried retirement plan to new employees, we amended our 401(k) Plan to provide for annual company contributions equal to 3% of base salary for employees hired after January 1, 2011.

Health and Welfare Benefits.    All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance and life insurance.

Granting of Long-Term Incentive Awards.    The effective grant date for equity awards is the day of the Compensation Committee meeting at which the awards are approved, typically in February of each year. These meetings are scheduled well in advance of the actual meeting date and are not coordinated with the release of any material, non-public information. Equity grants to executive officers who are hired during the year are effective upon the executive’s start date.

Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally disallows a tax deduction to public companies for annual compensation in excess of $1 million paid to the chief executive officer and the three other most highly compensated named executive officers (excluding the chief financial officer). Compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1 million limit. While the Compensation Committee considers the effect of this rule in developing and implementing our compensation program, in order to preserve the Committee’s flexibility to adjust short-term incentives for individual performance, we have not adopted a policy that all compensation must qualify as “performance-based” under Section 162(m).

Financial Restatement Claw Back Policy.    In 2009, the Compensation Committee approved a financial restatement “claw back” policy. The policy provides that all incentive awards granted to executive officers after December 31, 2009 will provide the Board the discretion to require that the executive officer reimburse the company if:

•	payment was predicated upon the achievement of specific financial results that were subsequently the subject of a material financial restatement;

•	in the Board’s view, a company employee engaged in fraud or misconduct that caused or partially caused the need for such material financial restatement by the company; and

•	lower payment, settlement, grant or vesting would have occurred based upon the restated financial results.

The amount to be reimbursed is the amount by which any incentive awards previously paid, settled, granted or vested on the basis of previously stated financial results within the two year period preceding the date of disclosure of the material financial restatement, exceeded the lower amounts that would have been paid, settled, granted or vested based on the restated financial results. We expect to modify the policy upon the issuance of final regulations by the SEC under the applicable provisions of the Dodd-Frank Act.

A copy of our Financial Restatement Claw Back Policy is available by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and “Financial Restatement Claw Back Policy.”

Insider Trading Policy.    The company’s insider trading policy prohibits directors, officers and employees from speculating in company securities or engaging in transactions designed to hedge their ownership interests.

A copy of our insider trading policy is available by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and “Securities Law Compliance and Insider Trading Policy.”

Officer Stock Ownership Guidelines.    In the interest of promoting and increasing equity ownership by our senior executives and to further align our executives’ long-term interests with those of our stockholders, we have adopted the following stock ownership guidelines:

Chief Executive Officer	Value of Shares = 5 x Base Salary
Vice President	Value of Shares = 2 x Base Salary

Each executive must acquire by December 31, 2012, or within five years of his or her becoming an executive officer subject to the stock ownership guidelines, a minimum number of shares based on the applicable value shown above. To meet the requirements, an executive must increase his or her stock holdings each year by at least 20% of the required amount until the minimum number is acquired. Shares held in a brokerage account, an account with our transfer agent or in our 401(k) Plan, common stock units owned as a result of deferred awards paid under our annual incentive program and any vested restricted stock units all count towards the ownership requirement. Shares subject to unexercised stock options, unvested restricted stock units or unearned performance shares, however, do not count toward the ownership guidelines. If an executive does not meet the incremental stock ownership requirement in any of the five years, or the ownership requirement is not maintained after it is initially met, incentive awards made to the executive under our annual incentive program will be paid 50% in cash and 50% in stock, and any shares issued upon settlement of performance share awards must be retained to the extent necessary to meet the stock ownership guidelines.

As of December 31, 2010 all of our named executive officers met their incremental stock ownership requirements. See “Security Ownership of Certain Beneficial Owners and Management.”

A copy of our officers’ stock ownership guidelines is available by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and “Officer Stock Ownership Guidelines.”

REPORT OF THE EXECUTIVE COMPENSATION AND PERSONNEL POLICIES COMMITTEE

The Executive Compensation and Personnel Policies Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our 2010 Annual Report on Form 10-K.

The Committee Members:

Ruth Ann M. Gillis, Chair

Jerome C. Knoll

John S. Moody

Lawrence S. Peiros

Gregory L. Quesnel

Judith M. Runstad

EXECUTIVE COMPENSATION TABLES

2010 Compensation

Summary Compensation Table

The table below sets forth information regarding the compensation for each of our named executive officers for the year 2010 and, where applicable, the years 2009 and 2008. The information contained in the Summary Compensation Table should be viewed together with the “Grants of Plan-Based Awards for 2010” table, which includes target levels for annual incentive awards and long-term performance share awards, to obtain the most accurate representation of annual and long-term incentive compensation elements and the total compensation provided to our named executive officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)		Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Michael J. Covey Chairman, President and Chief Executive Officer	2010	$692,103	—		$1,663,416	$1,126,200	$543,245	$43,994	$4,068,957
	2009	715,020	—		1,619,352	500,500	562,333	45,602	3,442,807
	2008	708,350	—		1,443,240	366,900	437,720	71,091	3,027,301
Eric J. Cremers Vice President, Finance and Chief Financial Officer	2010	398,117	—		471,689	450,000	63,420	31,419	1,414,645
	2009	411,300	—		460,383	350,600	50,691	24,315	1,297,289
	2008	409,420	—		374,306	163,800	37,124	25,919	1,010,569
William R. DeReu Vice President, Real Estate Division	2010	193,629	—		195,829	180,000	24,392	13,808	607,657
	2009	200,040	—		167,751	136,000	25,318	13,189	542,298
	2008	200,040	—		282,390	102,000	18,748	14,001	617,179
Brent L. Stinnett Vice President, Resource Management Division	2010	295,263	—		315,300	250,000	61,298	11,072	932,933
	2009	305,040	—		261,410	85,800	98,172	20,323	770,745
	2008	305,040	$10,000		244,584	175,000	82,057	25,034	841,715
Thomas J. Temple Vice President, Wood Products Division	2010	255,422	—		256,444	200,000	37,808	13,659	763,334
	2009	263,880	89,200	(7)	251,627	—	27,689	340,592	972,988

(1)	This column includes salary paid for the full or partial year the employee worked. There were no adjustments to the base salaries of named executive officers in 2010. However, pay cycles changed from semi-monthly to biweekly in August 2010, so the last week or two weeks of salary was paid in January 2011.

(2)	No bonuses were paid in 2010.

(3)

This column shows the aggregate grant date fair value, computed in accordance with FASB Topic 718, of performance shares (at target) and restricted stock units granted in 2008, 2009 and 2010. In accordance with FASB Topic 718, the grant date fair value reported for all restricted stock units was computed by multiplying the number of shares subject to the restricted stock unit award by the closing price of our stock on the grant date. The grant date fair values reported for performance shares were based upon the probable outcome of the TSR condition, which amounts were determined consistent with the estimate of the aggregate compensation cost to be recognized over the performance period determined as of the grant date under FASB Topic 718, excluding the effect of estimated forfeitures. The estimate of the aggregate compensation cost to be recognized over the performance period was determined by using a Monte Carlo simulation model. The assumptions made in connection with this estimate are discussed in Note 15 to our Financial Statements included in our 2010 Annual Report on Form 10-K. Following is the fair value as of the grant date of the performance shares granted to our named executive officers, assuming the highest level of TSR would have been or will be achieved (resulting in settlement of 200% of the shares subject to the award), in each case based on the closing price of our stock on the grant date:

Name	Grant Date Fair Value Assuming Highest Level of Performance (Based on Grant Date Stock Price)($)
Michael J. Covey
2010 Performance Shares	$2,369,174
2009 Performance Shares	2,361,960
2008 Performance Shares	2,264,314
Eric J. Cremers
2010 Performance Shares	542,936
2009 Performance Shares	540,189
2008 Performance Shares	465,525
William R. DeReu
2010 Performance Shares	225,433
2009 Performance Shares	196,830
2008 Performance Shares	248,280
Brent L. Stinnett
2010 Performance Shares	362,925
2009 Performance Shares	306,715
2008 Performance Shares	279,315
Thomas J. Temple
2010 Performance Shares	295,179
2009 Performance Shares	295,245

(4)	This column includes the cash awards under our annual incentive plan. Annual awards relating to performance in 2010 were paid in 2011 unless deferred under our Management Deferred Compensation Plan.

(5)	Amounts shown represent the aggregate annual change in the actuarial present value of accumulated pension benefits under all of our defined benefit and actuarial plans. No portion of the amounts shown in this column is attributable to above market or preferential earnings on deferred compensation.

(6)	Amounts shown include 401(k) company match of $10,110.46 for Mr. Cremers, $10,101.42 for Mr. DeReu, allocations under the 401(k) Plan Supplemental Benefit portion of our Salaried Supplemental Benefit Plan II ($39,799 for Mr. Covey and $21,156 for Mr. Cremers), and premiums paid for life and accidental death and dismemberment insurance. The amount shown for Mr. Temple in 2009 also includes the following payments and reimbursements made pursuant to our salaried employee relocation program: (i) $54,678 of relocation expenses, (ii) a tax gross-up of $22,351 relating to reimbursed amounts includible in gross income, and (iii) $252,257 in aggregate incremental costs paid by the company in connection with the purchase of Mr. Temple’s home and the amount received by the company on the subsequent sale of the house.

(7)	Includes a $15,000 relocation bonus.

Grants of Plan-Based Awards for 2010

The table below provides information regarding 2010 grants of annual and long-term incentive awards for the named executive officers, including the range of estimated possible payouts under our annual incentive plan and estimated future payouts under our performance share program and the grant date fair value of restricted stock units.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)(#)	Grant Date Fair Value(4)($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael J. Covey	2/16/2010	$62,563	$500,500	$2,002,000	9,180	36,720	73,440		$1,663,416

Eric J. Cremers	2/16/2010	25,713	205,700	822,800	2,104	8,415	16,830		381,200
	2/16/2010							2,805	90,489

William R. DeReu	2/16/2010	10,000	80,000	320,000	874	3,494	6,988		158,278
	2/16/2010							1,164	37,551

Brent L. Stinnett	2/16/2010	17,163	137,300	549,200	1,406	5,625	11,250		254,813
	2/16/2010							1,875	60,488

Thomas J. Temple	2/16/2010	14,838	118,700	474,800	1,144	4,575	9,150		207,248
	2/16/2010							1,525	49,197

(1)	Actual amounts paid under our annual incentive plan for performance in 2010 were paid in February 2011 (unless deferred under our Management Deferred Compensation Plan), and are reflected in the 2010 Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.” Awards granted under our annual incentive plan are subject to individual performance modifiers, which range from zero to 2.0, based on an individual’s performance for the year. The threshold individual modifier is 0.5, below which an individual would receive no bonus. A modifier of 0.5 would result in an individual receiving only one half of the bonus amount otherwise payable under our annual incentive plan, and a modifier of 2.0 would result in an individual receiving 200% of such bonus amount. The amounts shown for target assume an individual performance modifier of 1.0. To show the lowest and highest awards available, the amounts shown for threshold assume an individual performance modifier of 0.5 and those for maximum assume a personal modifier of 2.0.

(2)	Amounts shown represent the threshold, target and maximum performance shares for the 2010-2012 performance period. Performance shares are granted at target performance level.

(3)	Amounts shown represent restricted stock units granted in 2010 that vest on the third anniversary of the date of grant.

(4)	The grant date fair value of the restricted stock units has been calculated using the closing price of our common stock on the grant date (February 16, 2010) of $32.26. The grant date fair value of the performance share awards has been calculated based on the probable outcome of the TSR condition as of the grant date, consistent with FASB Topic 718.

Current Equity Holdings

2010 Outstanding Equity Awards at Fiscal Year-End

The table below sets forth information regarding the outstanding unvested or unearned stock awards held by the named executive officers as of December 31, 2010. The market value of unvested stock awards is based on the closing stock price of company common stock of $32.55 on December 31, 2010, the last trading day of the year.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Covey, Michael J
Performance Share Grant (2009-2011)				111,019	$3,613,673
Performance Share Grant (2010-2012)				38,906	1,266,393
Cremers, Eric J
Performance Share Grant (2009-2011)				25,428	827,666
Performance Share Grant (2010-2012)				8,916	290,215
RSU Grant (2009-2011)	4,134	(5)	$134,573
RSU Grant (2010-2012)	2,972	(6)	96,738
DeReu, William R
Restricted Stock Units (2008)	2,905	(7)	94,562
Performance Share Grant (2009-2011)				9,265	301,579
Performance Share Grant (2010-2012)				3,702	120,500
RSU Grant (2009-2011)	1,506	(5)	49,034
RSU Grant (2010-2012)	1,233	(6)	40,144
Stinnett, Brent L
Performance Share Grant (2009-2011)				14,438	469,942
Performance Share Grant (2010-2012)				5,960	193,994
RSU Grant (2009-2011)	2,348	(5)	76,421
RSU Grant (2010-2012)	1,987	(6)	64,665
Temple, Thomas J
Restricted Stock Units (2008)	3,513	(8)	114,359
Performance Share Grant (2009-2011)				13,898	452,368
Performance Share Grant (2010-2012)				4,847	157,782
RSU Grant (2009-2011)	2,260	(5)	73,552
RSU Grant (2010-2012)	1,616	(6)	52,594

(1)	Number of restricted stock units granted, plus dividend equivalents through December 31, 2010. Dividend equivalents were calculated using the closing price of our common stock on the dividend payment dates.

(2)	Value of restricted stock units calculated using the $32.55 per share closing price of our common stock on December 31, 2010.

(3)

This column shows performance shares granted, plus dividend equivalents accrued through December 31, 2010. Dividend equivalents were calculated using the closing price of our common stock on the dividend payment dates. The award grants for the 2009-2011 and 2010-2012 performance periods are shown at 200% of the target grant based on actual company performance at or above target from the start of the performance period through December 31, 2010. Since the awards are for three-year performance periods that end on December 31, 2011 and December 31, 2012, respectively, the actual number of shares that could be issued upon settlement of these awards may be less than the amounts shown in this table.

(4)	Value of performance shares calculated using the $32.55 per share closing price of our common stock on December 31, 2010.

(5)	100% of the shares listed will vest on December 31, 2011.

(6)	100% of the shares listed will vest on December 31, 2012.

(7)	25% of the shares listed vested on February 19, 2010 and the remainder vested on February 19, 2011.

(8)	25% of the shares listed vested on November 3, 2010 and the remainder will vest on November 3, 2011.

2010 Stock Vested Table

For the year 2010, the table below provides, for each of our named executive officers, the number of stock awards vested and the value realized due to the vesting.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Michael J. Covey	54,050	$2,112,795
Eric J. Cremers	18,728	710,706
William R. DeReu	9,122	346,021
Brent L. Stinnett	8,301	324,503
Thomas J. Temple	703	24,095

(1)

Except for Mr. Temple, this column shows the gross number of performance shares earned for the performance period 2008-2010, plus dividends accrued during the performance period. During the performance period, the company’s TSR placed us between 5th and 6th of our peer group and resulted in a multiplier of 136% being applied to the target grant of performance shares. The Compensation Committee approved settlement of these performance shares in February 2011 and actual settlement occurred in the same month, which included withholding for tax purposes and the resulting receipt of fewer shares by each named executive officer than shown in the table. Additionally, this column includes restricted stock units that vested in 2010. These vested restricted stock units are not settled upon the vesting date but rather on the date that is three years after the grant, subject to earlier settlement on a pro-rated basis in the event of retirement, death or disability, or acceleration on termination of employment following a change of control.

(2)	The value of the performance shares was calculated using the $39.09 per share closing price of company common stock on February 17, 2011 (the date the Compensation Committee approved payment of the awards). The dividend equivalents were calculated using the closing stock price on the dividend payment dates. Restricted stock units are calculated using the market value of the underlying shares on the vesting date, including the market value of any dividend equivalents that have accrued on the underlying shares as of the vesting date. Dividend equivalents for restricted stock units are calculated using the closing price of our common stock on the dividend payment dates.

Post-Employment Compensation

Pension Benefits Table

The table below shows the actuarial present value of each named executive officer’s accumulated benefit payable on retirement under our tax-qualified Salaried Retirement Plan, or Retirement Plan, and under the Retirement Plan Supplemental Benefit portion of our non-qualified Salaried Supplemental Benefit Plan II, or Supplemental Plan.

Name	Plan name	Number of years credited service (#)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
Michael J. Covey	Supplemental Plan	4.90	$2,075,316	$0
	Salaried Plan	4.90	114,581	0
Eric J. Cremers	Supplemental Plan	3.46	100,861	0
	Salaried Plan	3.46	59,364	0
William R. DeReu	Supplemental Plan	4.63	19,423	0
	Salaried Plan	4.63	64,604	0
Brent L. Stinnett	Supplemental Plan	4.42	173,095	0
	Salaried Plan	4.42	138,646	0
Thomas J. Temple	Supplemental Plan	2.16	14,334	0
	Salaried Plan	2.16	54,925	0

The following assumptions were made in calculating the present value of accumulated benefits:

•	Discount rate of 5.65%;

•	Zero percent future salary growth;

•	Normal retirement age of 62 or current age, if greater (age 55 is assumed for Mr. Covey under the Supplemental Plan);

•	Service as of the fiscal year-end;

•	RP2000 Mortality with projection to 2018 for 2010; and

•	IRS limitations and Social Security covered compensation as of the measurement date.

Summary of Plan Benefits:    Salaried and other eligible employees (including the named executive officers) hired before January 1, 2011 generally are eligible to receive retirement benefits under the Retirement Plan. For purposes of calculating the Retirement Plan benefit, earnings generally include base salary and annual bonus awards. Benefits paid under the Retirement Plan are calculated as follows:

Benefit	Benefit Available If:	Benefit Amount

Normal Retirement	Employment with company terminates after eligible employee attains age 65

Normal monthly benefit calculation

•   Final average monthly earnings (highest consecutive 60 months of final 120 months earnings divided by 60)

•   Multiplied by 1%

•   Multiplied by years of credited service

Plus

•   Portion of final average monthly earnings that exceeds the Social Security Benefit Base

•   Multiplied by  1/2%

•   Multiplied by years of credited service up to 35

Early Retirement	Employment with company terminates after eligible employee turns 55 and has ten or more years of vesting service	Calculate the monthly normal retirement benefit (as described above), then reduce that amount by 5/12 of 1% (5% per year) for each month the retirement age is less than age 62

Required survivor benefits are paid under the Retirement Plan. Benefits generally are paid in the form of a life annuity. Alternate annuity forms of payment are available subject to the actuarial equivalence factors used for all salaried employees in the Retirement Plan. Benefits with a total actuarial present value less than $5,000 are paid in a lump sum.

The benefits payable under the Retirement Plan and our Salaried 401(k) Plan, or the 401(k) Plan, are supplemented by benefits paid under the Supplemental Plan for certain salaried and other eligible employees (including the named executive officers). Benefits paid under the Supplemental Plan are calculated in accordance with the normal retirement benefit formula or early retirement formula described in the table above with respect to the Retirement Plan, taking into account the benefit that would have been paid under the Retirement Plan if:

•	the limitations imposed by the Internal Revenue Code on maximum eligible annual earnings ($245,000 in 2010) and maximum annual retirement benefits ($195,000 in 2010) did not apply; and

•	any deferred bonus awards were paid to the eligible employee in the year deferred.

From this sum, the benefit paid under the Retirement Plan is subtracted to determine the benefit paid under the Supplemental Plan.

For example, in 2010, the maximum compensation allowed under the Retirement Plan was $245,000. For an executive earning $300,000 in 2010, the Retirement Plan uses compensation of $245,000 in the benefit formula, while the Supplemental Plan uses the full $300,000, producing a higher total benefit value.

Benefits paid under the Supplemental Plan are paid beginning no later than 90 days after the date the eligible employee turns 55 or terminates employment, whichever is later and, at the eligible employee’s election, in one of the annuity forms available under the Retirement Plan except benefits with total actuarial present value of $50,000 or less are paid in a lump sum.

Mr. Covey, under a letter agreement with the company, is entitled under the Supplemental Plan to a minimum benefit of $26,800 per month payable upon his retirement on or after age 55. This benefit will be offset by the accumulated value of defined benefit retirement plan benefits paid by Mr. Covey’s prior employer, and by pension benefits otherwise payable from our benefit plans. Because of this special benefit, Mr. Covey’s retirement age for purposes of the calculations in the Pension Table for the Supplemental Plan was assumed to be age 55. If Mr. Covey continues to work beyond age 55, the value of this minimum benefit under Mr. Covey’s letter agreement declines year by year as the value of his normal company benefits increase. The purpose of the special minimum benefit provision is to provide Mr. Covey a retirement benefit at age 55 not less than his projected benefit at age 55 from his prior employer. If Mr. Covey’s employment with us terminates prior to his reaching age 55, other than in connection with a change of control, this minimum benefit does not apply.

Mr. Stinnett was eligible for early retirement, as of December 31, 2008, under the Retirement Plan and the Supplemental Plan. In connection with the hiring of Mr. Stinnett, a special provision under the Supplemental Plan provides for full vesting and full eligibility for benefits that would normally require him to have a minimum number of years under the Supplemental Plan, Retirement Plan and 401(k) Plan. Pursuant to this provision, Mr. Stinnett began accruing nonforfeitable benefits as if he were fully vested under company plans immediately upon joining us and was placed in a similar vesting position to what he would have been in had he remained with his previous employer. No other benefit enhancement is provided to Mr. Stinnett under the Supplemental Plan, the Retirement Plan and 401(k) Plan.

Effective January 1, 2011, the company closed its Retirement Plan and Supplemental Plan to new employees hired on or after that date.

2010 Nonqualified Deferred Compensation Table

The table below shows the fiscal year contributions made by and on behalf of each of the named executive officers under the 401(k) Plan Supplemental Benefit portion of the Supplemental Plan, as well as amounts deferred during the fiscal year under our Management Deferred Compensation Plan. The amounts shown for aggregate earnings, aggregate withdrawals/distributions and aggregate balance include all such amounts for these plans as well as the Supplemental Plan and certain other predecessor deferred compensation plans in which the named executive officer participates.

Name	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE (12/31/10) ($)(3)
Michael J. Covey	$39,799	$236,392	0.00	$3,054,418
Eric J. Cremers	21,156	4,602	0.00	59,747
William R DeReu	3,554	712	0.00	12,968
Brent L. Stinnett	5,715	7,113	0.00	111,876
Thomas J. Temple	3,554	249	0.00	4,659

(1)	Amounts shown are contributions made on behalf of each named executive officer under the Supplemental Plan. Amounts shown in the Registrant Contributions column above are also included in the “All Other Compensation” column in the 2010 Summary Compensation Table.

(2)	None of the Aggregate Earnings reported in this table are included in the 2010 Summary Compensation Table for the 2010 fiscal year, because they do not represent above-market or preferential earnings.

(3)	The following amounts included in the Aggregate Balance column above have been reported as compensation to the named executive officers in the Summary Compensation Tables for previous fiscal years:

Michael J. Covey	$159,729
Eric J. Cremers	$29,208
William R. DeReu	$8,504
Brent L. Stinnett	$27,326
Thomas J. Temple	$856

In addition to the retirement benefits described above, the Supplemental Plan also provides supplemental benefits under the 401(k) Plan for eligible employees hired prior to January 1, 2011 to the extent that an eligible employee has made the maximum contributions permitted under the 401(k) Plan and the eligible employee’s allocations of “company contributions” are reduced under the 401(k) Plan due to Internal Revenue Code limits or because the eligible employee has deferred an award under our annual incentive plan. For years after 2004, eligible employees are credited with contributions under the Supplemental Plan equal to the difference between the amount of company contributions and allocable forfeitures actually allocated to the eligible employee under the 401(k) Plan for the year and the amount of company contributions and allocable forfeitures that would have been allocated to the eligible employee under the 401(k) Plan if the eligible employee had made “participating contributions” equal to 6% percent of his or her earnings determined without regard to the Internal Revenue Code limit on maximum eligible compensation ($245,000 in 2010) and without regard to deferral of any award otherwise payable under our annual incentive plan. Amounts credited to the Supplemental Plan on behalf of eligible employees are deemed to be invested in certain investments allowed under the 401(k) Plan.

Eligible employees become vested in this supplemental benefit upon the earliest of completion of two years of service, attainment of age 65 while an employee, or total and permanent disability. The supplemental benefits are paid in 10 or fewer annual installments or in a lump sum, at the eligible employee’s election, following separation from service. Benefit payments made under the Supplemental Plan to “key employees,” as defined under the Internal Revenue Code, will be delayed for a minimum of six months following the their separation date. Account balances that are equal to less than the annual 401(k) contribution limit ($16,500 in 2010 and 2011) on the date the eligible employee separates from service are paid in a lump sum without regard to the employee’s election.

Certain eligible employees, including the named executive officers, who earn awards under our annual incentive plan are permitted to defer receipt of those awards. These employees may defer receipt of a minimum of 50% and a maximum of 100% of the award pursuant to rules established under our Management Deferred Compensation Plan. Eligible employees, including the named executive officers, may also defer up to 50% of their base salary under the Management Deferred Compensation Plan. At the employee’s election, deferrals may be deemed invested in a stock unit account, a directed investment account with certain deemed investments available under the 401(k) Plan, or a combination of these investment vehicles. If stock units are elected, dividend equivalents are credited to the units.

At the time of his hiring, Mr. Covey received a grant of restricted stock units to replace the value of certain earned incentives that would have been available to him from his former employer. Pursuant to the terms of this grant, which vested in 2009, Mr. Covey elected to defer receipt of 44,818 shares. He was allocated 44,818 stock units in a deferral account maintained by us. The stock units are credited with dividend equivalents and will be settled in shares of company common stock upon his termination of employment.

Potential Payments Upon Termination or Termination Following a Change of Control

Severance Program for Executive Employees.    The Severance Program for Executive Employees, or Severance Program, provides severance benefits to our named executive officers and other officers designated by the Compensation Committee. Benefits are payable under the Severance Program both in connection with a termination of the executive officer’s employment with us and in connection with a separation of employment following a change of control.

Termination Other Than in Connection with Change of Control, Retirement, Death or Disability.    The following table sets forth the severance benefits payable to each of our named executive officers under the Severance Program if the named executive officer’s employment is terminated in the circumstances described below. No benefits are payable if the termination of service is voluntary or for cause or as a result of retirement, death or disability. The following table assumes the termination of employment occurred on December 31, 2010, and uses the $32.55 closing price per share of our common stock as of December 31, 2010, for purposes of valuing the equity component of severance benefits.

	Cash Severance Benefit ($)(1)	Pro-Rata Annual Bonus ($)(2)	Value of Equity Acceleration ($)	Benefit Continuation ($)(3)	Total ($)
Michael Covey	$357,510	—	—	$8,871	$366,381
Eric Cremers	205,650	—	—	7,569	213,219
Brent Stinnett	152,520	—	—	6,993	159,513
William DeReu	100,020	—	—	7,162	107,182
Thomas Temple	131,940	—	—	7,647	139,587

(1)	The executive officers receive severance benefits pursuant to the Severance Program. The severance benefit equals three weeks of base salary for each completed full year of service, subject to a minimum benefit of six months and a maximum benefit of twelve months.

(2)	Under the annual incentive plan, if the executive is not employed by the company on the date of the award payout (February 2011) other than as a result of a change of control, retirement, death or disability, the annual incentive plan award is forfeited.

(3)	The executive officers receive benefit continuation pursuant to the Severance Program. The benefit continuation period is equal to the severance benefit period.

Under the Severance Program, basic severance benefits generally are payable to each eligible employee when his or her employment terminates in the following circumstances:

•	involuntary termination of the employee’s employment for any reason other than death, disability or misconduct;

•

the subsidiary employing the employee ceases to be a participating company in the Severance Program due to a sale to a third party or a spin-off of the subsidiary, in a transaction that is also a change in ownership or effective control of Potlatch Corporation or a change in ownership of a substantial portion of Potlatch Corporation’s assets (but no benefits are payable if the employee continues employment with, or is offered the same or better employment terms by, the purchaser or spun-off company, and the purchaser or spun-off company maintains a severance plan that is equivalent in all material respects to the Severance Program);

•

election by the employee to terminate employment upon being required to relocate his or her principal place of business to a place that is 50 miles or more further from the employee’s primary residence than the prior principal place of business; or

•	separation from service by the employee within 24 months

•	of a material reduction in his or her authority or responsibility,

•	any reduction in his or her base salary, annual bonus opportunity, or long-term incentive opportunity, or

•	a 15% or greater reduction in his or her aggregate benefits as compared to all other similarly situated employees unless the reduction applies to all similarly situated employees.

No basic severance benefits are payable in connection with an eligible employee’s termination generally if (1) the employee separates from service on or after his or her normal retirement date, (2) during the two-year period immediately before retirement, the employee is an eligible employee under the Severance Program, and (3) the employee is entitled to benefits under the Retirement Plan, the 401(k) Plan (excluding benefits representing employee contributions) and the Supplemental Plan which, when converted into a straight life annuity, equal to at least $44,000 in the aggregate.

Upon the occurrence of any of the events described above, the following severance benefits are payable to the eligible executive officer:

•

Cash Severance Payment.    A cash payment equal to three weeks of the executive’s base compensation for each full year of service. The minimum cash benefit is six months of base compensation and the maximum is one year.

•

Eligibility for Prorated Annual Incentive Award.    Continued eligibility for an annual incentive award for the fiscal year of termination, determined under the terms and conditions of the annual incentive plan and prorated for the number of months during the fiscal year in which the executive was employed.

•	Unused and Accrued Vacation. The executive’s unused and accrued vacation.

•

Benefits Continuation.    Continued medical, dental and basic life insurance coverage for a period equal to three weeks for each full year of service. The minimum period for continued insurance coverage is six months and the maximum is one year.

Termination of an executive’s employment (for reasons other than in connection with a change of control or upon death, disability or retirement) will result in the automatic termination of any unvested performance shares and restricted stock units.

Termination Following a Change of Control.    The following table sets forth the severance benefits payable to each of our named executive officers under the Severance Program upon a termination of employment in connection with a change of control. The following table assumes the termination of employment and a change of control each occurred on December 31, 2010, and uses the $32.55 closing price per share of our common stock as of December 31, 2010, for purposes of valuing the equity component of severance benefits.

	Cash Severance Benefit ($)(1)	Pro-Rata Annual Bonus ($)(2)	Value of Equity Acceleration ($)(3)	Benefit Continuation ($)	Enhancement of Retirement Benefits ($)(4)	Excise Tax Gross-Up Payment ($)(5)	Total ($)
Michael Covey	$3,646,560	$1,126,200	$1,628,446	$53,223	$2,583,408	$2,592,907	$11,630,744
Eric Cremers	1,542,500	450,000	603,927	37,843	134,768	—	2,769,038
Brent Stinnett	1,105,850	250,000	362,416	34,963	—	—	1,753,229
William DeReu	700,100	180,000	286,585	35,810	73,157	—	1,275,652
Thomas Temple	956,450	200,000	398,163	38,235	54,410	453,132	2,100,390

(1)	Mr. Covey receives a severance benefit equal to 3 times the sum of his base salary and target annual bonus. The other executive officers receive severance benefits equal to 2.5 times the sum of their respective base salaries and target annual bonuses.

(2)	All executive officers would be entitled to a payment of the pro-rata portion of their annual bonus, based on the company’s actual performance. As the termination event would occur on December 31, 2010, we have shown the full year actual annual bonus.

(3)	The Equity Acceleration column is comprised of the realizable value (i) upon acceleration of unearned performance share awards, which only require a “single trigger”, or change in control, to occur for settlement to be due on a pro-rata basis based on target performance, and (ii) upon acceleration of restricted stock units, which require a “double trigger”, or a change in control coupled with an involuntary loss of employment or voluntary termination of employment for Good Reason (as defined in the Plan document) within one month prior to or two years after the change in control for settlement to be due. Restrictions on the restricted stock unit awards would fully and immediately lapse. All executives would receive a pro-rata number of performance shares based on their service during the 36-month performance periods and the “target” number of shares awarded for mid-cycle performance share awards. Amounts in the table exclude the 2008—2010 performance share awards, as these awards are earned as of December 31, 2010 (which is the end of the performance period). All equity awards have been calculated using the Company’s closing stock price on December 31, 2010 of $32.55.

(4)	Reflects the immediate vesting of the unvested portion of the executives’ benefits under the Retirement Plan, 401(k) Plan and Supplemental Plan.

(5)	This amount represents the excise tax gross-up to be paid by the company if the executives’ parachute payments exceed their safe harbor.

Under the Severance Program, benefits are payable to each of our named executive officers upon termination following a change of control. In general, a change of control is one or more of the following events: (1) any person acquires more than 30% of company common stock; (2) certain changes are made to the composition of our Board; (3) certain transactions occur that result in company stockholders owning 50% or less of the surviving corporation’s stock; or (4) a sale of all or substantially all of the assets of the company or approval by our stockholders of a complete liquidation or dissolution of the company.

Upon a change of control, the performance period for outstanding unvested performance share awards will be deemed concluded on the effective date of the change of control. As of that date, target awards will be deemed payable and dividend equivalents will be calculated on the target award, in each case prorated to the date of the change of control.

In addition, other change of control benefits are payable to our named executive officers if, within two years following a change of control, one of the following events occurs:

•	involuntary termination of the employee’s employment for any reason other than death, disability or misconduct;

•

the company employing the employee ceases to be a participating company in the Severance Program due to a sale to a third party or a spin-off of the company, in a transaction that is also a change in ownership or effective control of Potlatch Corporation or a change in ownership of a substantial portion of Potlatch Corporation’s assets (but no benefits are payable if the employee continues employment with or is offered the same or better employment terms by the purchaser or spun-off company, and the purchaser or spun-off company maintains a severance plan that is equivalent in all material respects to the Severance Program);

•

election by the employee to terminate employment upon being required to relocate his or her principal place of business to a place that is 50 miles or more further from the employee’s primary residence than the prior principal place of business; or

•	separation from service by the employee within 24 months of a material reduction in his or her authority or responsibility,

•	any reduction in his or her base salary, standard bonus opportunity or long-term incentive opportunity, or

•	a 15% or greater reduction in his or her aggregate benefits as compared to all other similarly situated employees unless the reduction applies to all similarly situated employees.

Upon the occurrence of any of the events described above within two years following a change of control, the following change of control severance benefits are payable to our named executive officers:

•

Cash Severance Payment.    A cash benefit equal to the employee’s base compensation plus his or her base compensation multiplied by his or her standard bonus percentage, determined as of the date of the change of control or the effective date the employee separates from service, whichever produces the larger amount, multiplied by 3 with respect to our Chief Executive Officer, and 2.5 with respect to all other named executive officers. The cash benefit is subject to a downward adjustment if the employee separates from service within thirty months of his or her normal retirement date and additional service credit for the severance period is added to the pension benefit calculation;

•

Prorated Annual Incentive Award.    A cash bonus under our annual incentive plan for the fiscal year of termination, determined based on the executive’s target or standard bonus and prorated for the number of months during the fiscal year in which the employee was employed;

•

Benefits Continuation.    COBRA premium payments for three years with respect to our Chief Executive Officer and two and one-half years with respect to all other named executive officers for continued medical, dental and basic life insurance coverage;

•

Enhancement of Retirement Benefits.    A lump sum cash benefit equal to the value of that portion of the employee’s “company matching account” in the 401(k) Plan attributable to “company contributions” which is unvested and the unvested portion, if any, of the employee’s “401(k) plan supplemental benefit” account under the Supplemental Plan. A lump sum cash benefit equal to the present value of the employee’s “normal retirement benefit” and “retirement plan supplemental benefit” determined under the Retirement Plan and the Supplemental Plan, respectively, if the employee is not entitled to a vested benefit under the Retirement Plan at the time he or she separates from service;

•

Vacation Pay Enhancement.    A lump sum cash benefit equal to the employee’s unused and accrued vacation notwithstanding whether any minimum service requirement has been met under our vacation policy; and

•

Gross-Up Payment; If Applicable.    A tax gross-up payment if the employee is subject to an excise tax on his or her change of control benefits. If the change of control benefits are less than $50,000 over the employee’s safe harbor limit, $100,000 in the case of the Chief Executive Officer, then his or her benefits will be reduced to the safe harbor limit to avoid the imposition of the excise tax.

In addition, all unvested restricted stock units awarded at least six months prior to the change of control shall become immediately vested upon the employee’s termination.

Benefits Protection Trust Agreement.    We have entered into a Benefits Protection Trust Agreement, or Trust, which provides that in the event of a change of control the Trust will become irrevocable and within 30 days of the change of control we will deposit with the trustee enough assets to ensure that the total assets held by the Trust are sufficient to cover any anticipated trust expenses and to guarantee payment of the benefits payable to our employees under the Supplemental Plan; the Annual Incentive Plan (our current annual incentive plan); the Severance Program; the Management Deferred Compensation Plan; the Deferred Compensation Plan for

Directors II; Mr. Covey’s letter agreement relating to retirement benefits; certain nonforfeitable benefits provided to Mr. Stinnett; and certain agreements between us and certain of our former employees. At least annually after the initial funding of the Trust, an actuary will be retained to re-determine the benefit commitments and expected fees. If the Trust assets do not equal or exceed 110% of the re-determined amount, then we are, or our successor is, obligated to deposit additional assets into the Trust.

Potential Payments Upon Termination in Connection with Retirement, Death or Disability. The following table summarizes the value as of December 31, 2010, of annual incentive plan awards , the number and value of performance shares that our named executive officers would be entitled to receive at the end of the applicable performance periods, and the number and value of restricted stock units for which vesting would have been accelerated, assuming the respective officer’s employment terminated on December 31, 2010, in connection with death, disability or retirement. The value of all equity awards has been calculated using the company’s closing stock price on December 31, 2010 of $32.55.

	Pro-Rata Annual Bonus($) (1)	Prorated Number of Shares Issued at End of Performance Period(#) (2)	Value of Performance Shares as of December 31, 2010($) (3)	Accelerated numbers of RSUs(#) (4)	Value of RSUs as of December 31, 2010($) (3)	Total ($)
Michael Covey	$1,126,200	50,029	$1,628,446	—	—	$2,754,646
Eric Cremers	450,000	11,448	372,627	3,747	$121,954	944,581
Brent Stinnett	250,000	6,799	221,312	2,228	72,511	543,822
William DeReu	180,000	4,322	140,693	3,158	102,796	423,489
Thomas Temple	200,000	6,248	203,383	4,153	135,191	538,575

(1)	All executive officers are entitled to a payment of the pro-rata portion of their annual bonus, based on the company’s actual performance. As the termination event would occur on December 31, 2010, we have shown the full year actual annual bonus.

(2)	Performance share awards for the 2009 - 2011 and 2010 - 2012 performance periods are paid out on a pro-rata basis, based on “actual” performance. Actual performance may range from 0% to 200%. We have illustrated these awards, on a pro-rata basis, assuming target performance, as these awards are mid-cycle. The number of shares represented in this column includes dividend equivalents through December 31, 2010.

(3)	The amounts shown in this column were calculated using the company’s closing stock price on December 31, 2010 of $32.55.

(4)	The number of restricted stock units, or RSUs, shown in this column reflects the accelerated vesting of a prorated number of RSUs pursuant to the terms of the RSU award grant agreements. The number of shares represented in this column includes dividend equivalents through December 31, 2010. RSUs that vested during 2010 pursuant to the regular vesting schedule for such RSU awards are reflected in the “2010 Stock Vested Table” above.

Annual Incentive Plan.    Under our annual incentive plan, upon the death or disability of an executive, the executive or his or her beneficiary or estate, is entitled to a pro-rata portion of the executive’s target annual cash incentive award.

Long-Term Incentive Plan.    If an executive’s employment terminates during the performance period for unvested performance shares because of retirement, disability or death, the executive, or his or her beneficiary, is entitled to a prorated number of the performance shares subject to the award. The prorated number of performance shares earned is determined at the end of the performance period based on the ratio of the number of completed calendar months the employee is employed during the performance period to the total number of months in the performance period. The prorated number of performance shares, plus dividend equivalents equal to the cash distributions that would have been paid on the shares earned had the employee owned the shares during the three-year period, are paid at the end of the applicable performance period. With respect to restricted stock units, if the employee’s employment terminates because of retirement, disability or death, and the vesting of the employee’s restricted stock units is to occur in its entirety as of a single date, the employee, or his or her beneficiary, will be entitled to a pro rata portion of the restricted stock units. If the vesting is to occur ratably, such as 20%, 20% and 60% over a three-year period, the employee, or his or her beneficiary, will receive the already vested restricted stock units as well as the next tranche of restricted stock units scheduled to vest.

PROPOSAL 3 – APPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS IN POTLATCH CORPORATION 2005 STOCK INCENTIVE PLAN PURSUANT TO SECTION 162(m) OF THE INTERNAL REVENUE CODE

We recommend a vote FOR this proposal.

Stockholders are being asked to consider and reapprove the material terms of the performance goals used for determining awards to certain executive officers under the Potlatch Corporation 2005 Stock Incentive Plan, as amended, or 2005 Plan. The material terms of the performance goals were previously approved by stockholders at our 2005 Annual Meeting.

Under Section 162(m) of the Code or Section 162(m), the company is generally prohibited from deducting compensation paid to “covered employees” in excess of $1 million per person in any year. “Covered employees” are defined as the chief executive officer and the three other most highly compensated named executive officers (excluding the chief financial officer). Compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1 million limit. In general, one of the requirements that must be satisfied to qualify as “performance-based” compensation under Section 162(m) is that the material terms of the performance goals under which compensation may be paid must be disclosed to and approved by a majority vote of the company’s stockholders. The company is submitting the material terms of the performance goals in the 2005 Plan for stockholder approval to provide flexibility to grant awards under the 2005 Plan that qualify as “performance-based” compensation under Section 162(m). If approved, and unless the material terms of the performance goals are subsequently changed, the material terms of the performance goals in the 2005 Plan will satisfy the stockholder approval requirements under Section 162(m) until termination of the 2005 Plan in accordance with its terms.

We are asking our shareholders to reapprove the material terms of the performance goals used for determining awards to certain executive officers under the 2005 Plan as described in this proxy statement by voting “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the company’s stockholders reapprove the material terms of the performance goals used for determining awards under the Potlatch Corporation 2005 Stock Incentive Plan, as amended, as disclosed in the company’s Proxy Statement for the 2011 Annual Meeting of Stockholders.

The following summary of the material terms of the performance goals in the 2005 Plan and the other material terms of the 2005 Plan is qualified in its entirety by reference to the full text of the 2005 Plan, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. Please refer to the complete copy of the 2005 Plan in Appendix A for more detailed information.

Summary of Material Terms of the Performance Goals in the 2005 Plan

For purposes of Section 162(m), the material terms of the performance goals under which compensation may be paid generally include (i) the individuals eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid to an individual under the performance goal. Stockholder approval of Proposal 3 constitutes approval of each of these aspects of the 2005 Plan for purposes of the stockholder approval requirements under Section 162(m).

Eligible Participants.    Awards under the 2005 Plan may be granted to directors of the company and employees of the company and its affiliates (as defined in the 2005 Plan). Approximately 23 employees currently qualify to participate in the 2005 Plan.

Business Criteria.    Awards made pursuant to the 2005 Plan may be made subject to the attainment of performance objectives, which may be specifically defined by the Administrator of the 2005 Plan. The performance objectives may be expressed in terms of one or more of the following:

• Total shareholder return	• Earnings per share

• Stock price	• Return on equity

• Net earnings	• Related return ratios

• Cash flow	• Net earnings growth

• Earnings before interest, taxes, depreciation and amortization (EBITDA)	• Return on assets

• Increase in revenues	• Increase in FFO per share

• Increase in funds from operations (FFO)	• Decrease in expenses

To the extent that the vesting or receipt of awards are subject to the attainment of one or more of the performance objectives listed above, it is intended that such awards may qualify as performance-based compensation under Section 162(m).

Award Limitations.    As described below, awards under the 2005 Plan may be in the form of incentive stock options, nonqualified stock options, restricted stock, restricted stock units, performance shares and other share-based awards that may be granted from time to time. Subject to certain capitalization adjustments, the maximum aggregate number of common shares or common share equivalents that may be subject to awards granted to any one participant under the 2005 Plan in any one year is 250,000 shares. In the event of any increase or decrease in the number of the company’s issued shares of common stock, a cash dividend that has a material effect on the price of the company’s common stock, a recapitalization, merger, consolidation or other change in the capitalization of the company or similar corporate transaction or event affecting the company’s shares, the Administrator will, in such manner as it deems equitable, adjust the 250,000 share or share equivalent maximum limitation on awards made to any one participant in any one year.

Summary of Other Material Terms of the 2005 Plan

Administration.    With respect to awards granted to non-employee Directors, the 2005 Plan is administered by the Nominating and Corporate Governance Committee of the Board of Directors provided, that the full Board of Directors must approve any award granted to the members of the Nominating and Corporate Governance Committee. With respect to awards granted to Potlatch employees, including the Chief Executive Officer and the named executive officers in this proxy statement, the 2005 Plan is administered by the Executive Compensation and Personnel Policies Committee of the Board of Directors. For purposes of this description of the 2005 Plan, the administering Committees shall be referred to as the “Administrator.” The members of both committees are independent, non-employee Directors. Each administrator has the authority to interpret and construe the 2005 Plan and determine:

•	who will be granted awards,

•	the number of shares of common stock or common stock equivalents that are subject to the awards,

•	the vesting of awards,

•	the designation of stock options as nonqualified stock options or incentive stock options, and

•	other conditions of awards granted to employees and Directors.

Types of Awards.    Awards under the 2005 Plan may be in the form of incentive stock options, nonqualified stock options, restricted stock, restricted stock units, performance shares and other share-based awards that may be granted from time to time. At the present time, only grants of performance shares and restricted stock unit awards are being made.

Shares Available for Awards.    As of March 21, 2011, 354,869 shares were available for awards under the 2005 Plan, subject to the capitalization adjustments described below. As of March 21, 2011, the closing price of a share of the common stock on Nasdaq was $38.22.

Capitalization Adjustments.    In the event of any increase or decrease in the number of the company’s issued shares of common stock, a cash dividend that has a material effect on the price of the company’s common stock, a recapitalization, merger, consolidation or other change in the capitalization of the company or similar corporate transaction or event affecting the company’s shares, the Administrator will, in such manner as it deems equitable, adjust the limitation of 1,600,000 shares that may be issued under the 2005 Plan.

Change in Control.    The 2005 Plan provides that in the event that a 2005 Plan participant’s employment or service is involuntarily terminated without cause or voluntarily terminated with good reason within one month prior to or 24 months following a change in control (as defined in the 2005 Plan), all stock options granted at least six months prior to the change in control event will become fully vested and immediately exercisable. The Administrator also may accelerate the vesting of any restricted stock, restricted stock units, performance shares or other share-based awards in the event of a change in control. In addition, if any payments to a 2005 Plan participant are deemed excess parachute payments under Code Section 280G and such participant is subject to the excise tax imposed under Code Section 4999, the company will pay to the participant an additional amount so that the total amount paid to the participant is equal to the payment to which the participant would have been entitled net of all applicable taxes except the excise tax.

Transferability.    Awards granted under the 2005 Plan are nontransferable, except in the event of the participant’s death.

Forfeiture.    In the event that a 2005 Plan participant engages in misconduct (as defined in the 2005 Plan) prior to or during the twelve months following the exercise of any option or the vesting of any award, the Administrator may:

•

rescind the exercise of any option that was exercised during the period beginning twelve months prior to through 24 months following the participant’s termination of employment or service and cancel all of the participant’s outstanding awards within 24 months after the participant’s termination of employment or service, and

•

demand that the participant pay over to the company the proceeds (less the purchase price, if any) received by the participant upon the sale of the shares of common stock acquired upon the exercise of any option exercised during the period beginning twelve months prior to through 24 months following the participant’s termination of employment or service or upon the vesting of any award within 24 months following the participant’s termination of employment or service.

Repricing.    Without the consent of the stockholders, except as provided in the 2005 Plan, the Administrator has no authority to reprice any options granted thereunder.

Amendment.    The Administrator has the authority to amend outstanding awards, including the authority to accelerate the vesting of an award. The Board of Directors may amend, suspend or discontinue the 2005 Plan or any portion of the 2005 Plan at any time and in such respects as it shall deem advisable; however, without stockholder consent, the Board of Directors may not:

•	increase the number of shares available for issuance under the 2005 Plan,

•	change the class of employees eligible to receive awards,

•	decrease the exercise price of incentive stock options below 100% of fair market value, or

•	amend the 2005 Plan to increase the Board of Director’s authority to amend the 2005 Plan.

Term.    The 2005 Plan became effective on May 2, 2005 when it was approved by the stockholders of the company. The 2005 Plan terminates on December 1, 2014 unless sooner terminated by the Board of Directors.

A vote in favor of this proposal will be treated as a vote to approve each of the material terms of the performance goals used for determining awards to certain executive officers under the 2005 Plan described above for purposes of the exemption from the limitations of Code Section 162(m).

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2005 Plan generally applicable to the company and to participants in the 2005 Plan who are subject to U.S. federal taxation. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to address issues relating to the tax circumstances of any individual participant or provide legal or tax advice. Furthermore, the summary does not address issues relating to any gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Stock Options

Nonqualified Stock Options.    A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the company’s common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options.    A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment as an employee or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of company’s common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights

A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of the company’s common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Unrestricted Stock Awards

Upon receipt of an unrestricted stock award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares. When a participant sells the shares, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid by the participant with respect to the shares plus the amount of taxable ordinary income recognized by the participant upon receipt of the shares.

Restricted Stock Awards

A recipient of a restricted stock award generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares on the date the restrictions lapse over the amount, if any, paid by the participant with respect to the shares. However, no later than 30 days after a participant receives the restricted stock award, the participant may elect to recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided the election is properly made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income. If the participant forfeits the shares to the company (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of making the election. Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Restricted Stock Units

A participant generally will not recognize income at the time a restricted stock unit is granted. When any part of a stock unit is issued or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the then fair market value of any shares the participant receives.

Performance Awards and Other Stock Unit Awards

A participant generally will not recognize taxable income upon the grant of a performance award. Upon the distribution of cash, shares or other property to a participant pursuant to the terms of a performance award, the participant generally will recognize compensation taxable as ordinary income equal to the excess of (a) the amount of cash or the fair market value of any other property issued or paid to the participant pursuant to the terms of the award over (b) any amount paid by the participant with respect to the award. The U.S. federal income tax consequences of other stock unit awards will depend upon the specific terms of each award.

Tax Consequences to the Company

In the foregoing cases, the company generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Tax Withholding

In general, to the extent required by applicable law, the recipient of any payment or distribution under the 2005 Plan must make arrangements satisfactory to the company for the satisfaction of any withholding tax obligations that arise by reason of such payment or distribution. The company will not be required to make any payment or distribution under the 2005 Plan until such obligations are satisfied.

Plan Benefits

All awards to employees and directors under the 2005 Plan are made at the discretion of the Administrator. Therefore, the benefits and amounts that will be received or allocated under the 2005 Plan are not determinable at this time. However, please refer to “Grants of Plan-Based Awards for 2010” table on page 42 for information on the grants made to the named executive officers in the last fiscal year.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2010, with respect to our equity compensation plans:

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS OR RIGHTS (1)	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS OR RIGHTS (2)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS
Equity compensation plans approved by security holders	760,176	$21.64	524,319
Equity compensation plans not approved by security holders	—	—	—

Total	760,176	$21.64	524,319

(1)	Includes 483,784 performance shares and 54,262 restricted stock units, or RSUs, which are the maximum number of shares that could be awarded under the performance share and RSU programs, not including future dividend equivalents.

(2)	Performance shares and RSUs do not have exercise prices and are therefore not included in the weighted average exercise price calculation.

PROPOSAL 4 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

We recommend a vote FOR this proposal.

The Dodd-Frank Wall Street and Consumer Protection Act, enacted in July, 2010, requires that we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

As described under the heading “Compensation Discussion and Analysis,” commencing on page 25, our key compensation objectives are to recruit, motivate and retain talented and experienced executives, ensure our incentive compensation is aligned with short-term and long-term company performance and align our employees’ interests with those of our stockholders. Our executive compensation programs are designed to provide all of our executives a fair and competitive incentive-based compensation package that is tied to the performance of both the individual and the company. We target our compensation levels to be at, or near, the median compensation paid by other companies of comparable size both in our industry and generally. A significant portion of total compensation for our senior executives is at risk and dependent on the achievement of target levels of performance. In addition, in order to maintain fiscal discipline, incentive compensation includes thresholds and caps. We urge stockholders to read the “Compensation Discussion and Analysis” for a more detailed discussion of our executive compensation programs and how they reflect our philosophy and are linked to company performance.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement by voting “FOR” the following advisory resolution at the Annual Meeting:

RESOLVED, that the company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the company’s Proxy Statement for the 2011 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Compensation Discussion and Analysis,” the “Summary Compensation Table” and other related tables and disclosure.

The say-on-pay vote is advisory, and therefore not binding on the company, the Compensation Committee or our Board of Directors. However, our Board and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future executive compensation decisions.

PROPOSAL 5 – ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

We recommend a vote FOR “Three Years”.

The Dodd-Frank Wall Street Reform and Consumer Protection Act also provides that shareholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission, which we refer to as an advisory vote on executive compensation. This non-binding “frequency” vote is required at least once every six years beginning with our Annual Meeting.

After careful consideration of the frequency alternatives, our Board has determined that an advisory vote on executive compensation every three years is appropriate for the company and its stockholders at this time. As described in the “Compensation Discussion and Analysis” beginning on page 25, one of the core objectives of our executive compensation program is the alignment of management’s interests with our stockholders’ interests to support long-term value creation. Accordingly, we grant awards with multi-year performance and service periods to encourage our named executive officers to focus on long-term performance. A triennial vote would allow our executive compensation programs to be evaluated over a similar time-frame and in relation to our long-term performance.

Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, or three years (or abstain) when voting in response to the resolution set forth below:

RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the company is to hold a stockholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules (which disclosure shall include the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosures).

The proxy card provides stockholders with the opportunity to choose among the four options described above and, therefore, stockholders will not be voting to approve or disapprove the Board’s recommendation that the advisory vote on executive compensation be held every three years.

The frequency vote is advisory, and therefore not binding on the company, the Compensation Committee or our Board of Directors, and the Board may decide that it is in the best interests of our stockholders and the company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. Although this advisory vote is nonbinding, our Board and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future decisions regarding the frequency of advisory votes on executive compensation.

GENERAL INFORMATION

Stockholder Proposals for 2012

We anticipate that the next Annual Meeting of stockholders will be held in May of 2012. In order to be considered for inclusion in our 2012 proxy statement, stockholder proposals must comply with SEC Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials and must be submitted in writing to: Office of the Corporate Secretary, Potlatch Corporation, 601 West First Ave., Suite 1600, Spokane, WA 99201. Proposals must be received on or prior to December 5, 2011.

Our Bylaws require that any stockholders who intend to present an item of business, including nominees for candidates for election as directors, at the 2012 annual meeting (other than a shareholder proposal submitted for inclusion in our 2012 proxy statement) must provide notice of such business to the Office of the Corporate Secretary at the address above not earlier than January 2, 2012 and not later than the close of business on February 1, 2012. Proposals should include the information set forth in our Bylaws. A copy of our Bylaws is available for downloading or printing by going to our public website at www.potlatchcorp.com, and selecting “Investor Resources,” and then “Corporate Governance,” followed by “Amended and Restated Bylaws.”

Other Information

We will make available to a stockholder, free of charge, any of the following documents at the stockholder’s request:

Filings with the Securities and Exchange Commission

•	Annual Reports on Form 10-K
•	Quarterly Reports on Form 10-Q
•	Current Reports on Form 8-K
•	Registration Statements Beneficial Ownership Reports for Directors and Executive Officers

Charter Documents

•	Amended and Restated Bylaws
•	Second Restated Certificate of Incorporation

Committee Charters

•	Audit Committee Charter
•	Executive Compensation and Personnel Policies Committee Charter
•	Finance Committee Charter
•	Nominating and Corporate Governance Committee Charter

Governance Documents

•	Conduct and Ethics Code
•	Corporate Governance Guidelines
•	Audit Committee Pre-Approval Policy
•	Officer Stock Ownership Guidelines
•	Related Person Transactions Policy
•	Audit Committee Hiring Policy
•	Audit Committee Independence and Financial Expert Policy
•	Securities Law Compliance and Insider Trading Policy
•	Director Independence Policy
•	Director Stock Ownership Guidelines
•	Corporation Financial Restatement Claw Back Policy

These documents are available for downloading or printing by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” and then “Corporate Governance.” You may also submit a request for printed copies by email to investorinfo@potlatchcorp.com or by mail to the following address:

Potlatch Corporation

Attn: Corporate Secretary

601 West First Ave., Suite 1600

Spokane, WA 99201

APPENDIX A

POTLATCH CORPORATION

2005 STOCK INCENTIVE PLAN

As Amended and Restated September 16, 2006

1.	PURPOSE.

This Potlatch Corporation 2005 Stock Incentive Plan is intended to provide incentive to Employees and Directors of Potlatch Corporation (the “Corporation”) and its eligible Affiliates, to encourage proprietary interest in the Corporation and to encourage Employees and Directors to remain in the service of the Corporation or its Affiliates.

2.	DEFINITIONS.

(a) “Administrator” means the Board or either of the Committees appointed to administer the Plan.

(b) “Affiliate” means any entity, whether a corporation, partnership, joint venture or other organization that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Corporation.

(c) “Award” means any award of an Option, Restricted Stock, Restricted Stock Units, Performance Shares or an Other Share-Based Award under the Plan.

(d) “Beneficiary” means a person designated as such by a Participant or a Beneficiary for purposes of the Plan or determined with reference to Section 18.

(e) “Board” means the Board of Directors of the Corporation.

(f) “Cause” means the occurrence of any one or more of the following: (i) the Participant’s conviction of any felony or crime involving fraud, dishonesty or moral turpitude; (ii) the Participant’s participation in a fraud or act of dishonesty against the Corporation, its Affiliates or any successor to the Corporation that result in material harm to the business of the Corporation, its Affiliates or any successor to the Corporation; or (iii) the Participant’s intentional, material violation of any contract between the Corporation, its Affiliates or any successor to the Corporation and the Participant or any statutory duty the Participant owes to the Corporation, its Affiliates or any successor to the Corporation that the Participant does not correct within 30 days after written notice thereof has been provided to the Participant.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Committee” means the Executive Compensation and Personnel Policies Committee of the Board and the Nominating and Corporate Governance Committee of the Board.

(i) “Common Stock” means the $1 par value common stock of the Corporation.

(j) “Corporation” means Potlatch Corporation, a Delaware corporation.

(k) “Covered Employee” means the chief executive officer or any Employee whose total compensation for the taxable year is required to be reported to stockholders under the Exchange Act by reason of such Employee being among the four highest compensated officers for the taxable year (other than the chief executive officer).

(l) “Director” means a director of the Corporation.

(m) “Disability” means the condition of a Participant who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of at least 12 months.

(n) “Employee” means an individual employed by the Corporation or an Affiliate (within the meaning of Code section 3401 and the regulations thereunder).

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exercise Price” means the price per Share of Common Stock at which an option may be exercised.

(q) “Fair Market Value” of a Share as of a specified date means the closing price at which Shares are traded at the close of business on such date as reported in the New York Stock Exchange composite transactions published in the Wall Street Journal, or if no trading of Shares is reported for that day, on the next preceding day on which trading was reported.

(r) “Good Reason” means that one or more of the following are undertaken by the Corporation, its Affiliates or any successor to the Corporation without the Participant’s express written consent: (i) the assignment to the Participant of any duties or responsibilities that results in a diminution in the Participant’s position or function as in effect immediately prior to the effective date of a Change in Control (as defined in Section 7(e) below); provided, however, that a change in the Participant’s title or reporting relationships shall not provide the basis for a voluntary termination with Good Reason; (ii) a reduction by the Corporation, its Affiliates or any successor to the Corporation in the Participant’s annual base salary, as in effect on the effective date of the Change in Control or as increased thereafter; (iii) any failure by the Corporation, its Affiliates or any successor to the Corporation to continue in effect any benefit plan or program, including incentive plans or plans with respect to the receipt of securities of the Corporation, its Affiliates or any successor to the Corporation, in which the Participant was participating immediately prior to the effective date of the Change in Control (hereinafter referred to as “Benefit Plans”), or the taking of any action by the Corporation, its Affiliates or any successor to the Corporation that would adversely affect the Participant’s participation in or reduce the Participant’s benefits under the Benefit Plan or deprive the Participant of any fringe benefit that the Participant enjoyed immediately prior to the effective date of the Change in Control; provided, however, that no voluntary termination with Good Reason shall be deemed to have occurred if the Corporation, its Affiliates or any successor to the Corporation provide for the Participant’s participation in benefit plans and programs, that, taken as a whole, are comparable to the Benefit Plans; (iv) a relocation of the Participant’s business office to a location more than 50 miles from the location at which the Participant performs duties as of the effective date of the Change in Control, except for required travel by the Participant on the Corporation’s, its Affiliates’ or any successor to the Corporation’s business to an extent substantially consistent with the Participant’s business travel obligations prior to the effective date of the Change in Control; or (v) a material breach by the Corporation, its Affiliates or any successor to the Corporation of any provision of the Plan or the Option Agreement or any material agreement between the Participant and the Corporation, its Affiliates or any successor to the Corporation concerning the terms and conditions of the Participant’s employment.

(s) “Incentive Stock Option” means an Option described in Code section 422(b).

(t) “Misconduct” means that the Administrator (or its delegate) has determined in its sole discretion that a Participant has (i) engaged in competition with the Corporation or an Affiliate, including, but not limited to, the rendering of services for any organization or engaging directly or indirectly in any business that is or may be (in the reasonable discretion of the Administrator) directly or indirectly competitive with the Corporation or an Affiliate, (ii) induced any customer of the Corporation or an Affiliate to breach any contract with the Corporation or an Affiliate or induced any employee of the Corporation or an Affiliate to be employed or perform services elsewhere, (iii) made any unauthorized disclosure of any of the secrets or confidential information of the Corporation or an Affiliate, (iv) committed an act of embezzlement, fraud or theft with respect to the property of the Corporation or an Affiliate, or (v) engaged in conduct which is not in good faith and which directly results in material loss, damage or injury to the business, reputation or employees of the Corporation or an Affiliate.

(u) “Nonqualified Stock Option” means an Option not described in Code section 422(b) or 423(b).

(v) “Option” means a stock option granted pursuant to Section 7. “Option Agreement” means the agreement between the Corporation and the Participant which contains the terms and conditions pertaining to such Option.

(w) “Other Share-Based Award” means an Award granted pursuant to Section 11. “Other Share-Based Award Agreement” means the agreement between the Corporation and the recipient of an Other Share-Based Award which contains the terms and conditions pertaining to the Other Share-Based Award.

(x) “Outside Director” means a Director who is not an Employee.

(y) “Participant” means an Employee or Director who has received an Award.

(z) “Performance Shares” means an Award denominated in Shares granted pursuant to Section 10 that may be earned in whole or in part based upon attainment of performance objectives established by the Administrator pursuant to Section 13. “Performance Share Agreement” means the agreement between the Corporation and the recipient of the Performance Shares which contains the terms and conditions pertaining to the Performance Shares.

(aa) “Plan” means this Potlatch Corporation 2005 Stock Incentive Plan.

(bb) “Purchase Price” means the Exercise Price times the number of whole Shares with respect to which an Option is exercised.

(cc) “Restricted Stock” means Shares granted pursuant to Section 8. “Restricted Stock Agreement” means the agreement between the Corporation and the recipient of Restricted Stock which contains the terms, conditions and restrictions pertaining to the Restricted Stock.

(dd) “Restricted Stock Unit” means an Award denominated in Shares granted pursuant to Section 9 in which the Participant has the right to receive a specified number of Shares over a specified period of time. “Restricted Stock Unit Agreement” means the agreement between the Corporation and the recipient of the Restricted Stock Unit Award which contains the terms and conditions pertaining to the Restricted Stock Unit Award.

(ee) “Share” means one share of Common Stock, adjusted in accordance with Section 16 (if applicable).

(ff) “Share Equivalent” means a bookkeeping entry representing a right to the equivalent of one Share.

(gg) “Stock Right” means a right to receive an amount equal to the value of a specified number of Shares which will be payable in Shares or cash as established by the Administrator.

(hh) “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.	EFFECTIVE DATE.

This Plan was adopted by the Board on December 2, 2004, to be effective immediately, subject to approval by the Corporation’s stockholders.

4.	ADMINISTRATION.

(a) Administration with respect to Outside Directors.

With respect to Awards to Outside Directors, the Plan shall be administered by (A) the Board or (B) the Nominating and Corporate Governance Committee of the Board. Notwithstanding the foregoing, all Awards made to members of the Nominating and Corporate Governance Committee shall be approved by the Board.

(b) Administration with respect to Employees.

With respect to Awards to Employees, the Plan shall be administered by (A) the Board or (B) the Executive Compensation and Personnel Policies Committee of the Board.

(i) If any member of the Executive Compensation and Personnel Policies Committee does not qualify as an “outside director” for purposes of Code section 162(m), Awards under the Plan for the Covered Employees shall be administered by a subcommittee consisting of each Executive Compensation and Personnel Policies Committee member who qualifies as an “outside director.” If fewer than two Executive Compensation and Personnel Policies Committee members qualify as “outside directors,” the Board shall appoint one or more other Board members to such subcommittee who do qualify as “outside directors,” so that the subcommittee will at all times consist of two or more members all of whom qualify as “outside directors” for purposes of Code section 162(m).

(ii) If any member of the Executive Compensation and Personnel Policies Committee does not qualify as a “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act, then Awards under the Plan for the executive officers of the Corporation and Directors shall be administered by a subcommittee consisting of each Executive Compensation and Personnel Policies Committee member who qualifies as a “non-employee director.” If fewer than two Executive Compensation and Personnel Policies Committee members qualify as “non-employee directors,” then the Board shall appoint one or more other Board members to such subcommittee who do qualify as “non-employee directors,” so that the subcommittee will at all times consist of two or more members all of whom qualify as “non-employee directors” for purposes of Rule 16b-3 promulgated under the Exchange Act.

(c) Grants with respect to Certain Employees. The Board may delegate to the Chief Executive Officer of the Corporation the authority to grant Awards under the Plan to Employees who are not Covered Employees or executive officers of the Corporation subject to the reporting requirements of Section 16 of the Exchange Act. Except as provided below, the Chief Executive Officer shall not grant to any continuing Employee an Award covering more than 1,000 Shares in a calendar year or to any newly-hired Employee an Award covering more than 2,500 Shares in connection with the Employee’s first becoming an Employee of the Corporation. Any grant of an Award to a continuing Employee in excess of 1,000 Shares or to a newly-hired Employee in excess of 2,500 Shares shall be made jointly by the Chief Executive Officer and the Chairman of the Executive Compensation and Personnel Policies Committee. Any Award granted pursuant to this Section 4(c) shall be administered in accordance with Section 4(b).

(d) Powers of the Administrator.

The Administrator shall from time to time at its discretion make determinations with respect to Employees and Directors who shall be granted Awards, the number of Shares or Share Equivalents to be subject to each Award, the vesting of Awards, the designation of Options as Incentive Stock Options or Nonqualified Stock Options and other conditions of Awards to Employees and Directors.

The interpretation and construction by the Administrator of any provisions of the Plan or of any Award shall be final. No member of a Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

(e) Claims Administration.

Notwithstanding the foregoing, within 30 days after an event described in Section 7(e)(i) through (iv), the Committee shall appoint an independent committee consisting of at least three current (as of the effective date of such event) or former officers and Directors of the Corporation, which shall thereafter administer all claims for benefits under the Plan. Upon such appointment the Administrator shall cease to have any responsibility for claims administration under the Plan but shall continue to administer the Plan.

5.	ELIGIBILITY.

Subject to the terms and conditions set forth below, Awards may be granted to Employees and Directors. Notwithstanding the foregoing, only employees of the Corporation and its Subsidiaries may be granted Incentive Stock Options.

(a) Ten Percent Stockholders.

An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries is not eligible to receive an Incentive Stock Option pursuant to this Plan. For purposes of this Section 5(a) the stock ownership of an Employee shall be determined pursuant to Code section 424(d).

(b) Number of Awards.

A Participant may receive more than one Award, including Awards of the same type, but only on the terms and subject to the restrictions set forth in the Plan. Subject to adjustment as provided in Section 16, the maximum aggregate number of Shares or Share Equivalents that may be subject to Awards to a Participant in any calendar year is 250,000 Shares.

6.	STOCK.

The stock subject to Options, Restricted Stock, or Other Share-Based Awards granted under the Plan shall be Shares of the Corporation’s authorized but unissued or reacquired Common Stock. The aggregate number of Shares subject to Options, Restricted Stock or Other Share-Based Awards issued under this Plan shall not exceed 1,600,000 Shares. If any outstanding Option under the Plan for any reason expires or is terminated or any Restricted Stock or Other Share-Based Award is forfeited and under the terms of the expired or terminated Award the Participant received no benefits of ownership during the period the Award was outstanding, then the Shares allocable to the unexercised portion of such Option or the forfeited Restricted Stock or Other Share-Based Award may again be subjected to Options, Restricted Stock or Other Share-Based Awards under the Plan. However, if one Award is granted in tandem with another Award, so that the exercise of one causes the other to expire, then the number of Shares subject to the expired Award shall not be restored to the pool available for Awards.

The limitations established by this Section 6 shall be subject to adjustment as provided in Section 16.

7.	TERMS AND CONDITIONS OF OPTIONS.

Options granted to Employees and Directors pursuant to the Plan shall be evidenced by written Option Agreements in such form as the Administrator shall determine, subject to the following terms and conditions:

(a) Number of Shares.

Each Option shall state the number of Shares to which it pertains, which shall be subject to adjustment in accordance with Section 16.

(b) Exercise Price.

Each Option shall state the Exercise Price, determined by the Administrator, which shall not be less than the Fair Market Value of a Share on the date of grant, except as provided in Section 16.

(c) Medium and Time of Payment.

The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided that with the consent of the Administrator and in accordance with its rules and regulations, the Purchase Price may be paid by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, so long as the total of the cash and the Fair Market Value of the Shares surrendered equals the Purchase Price. No Share shall be issued until full payment has been made.

(d) Term and Exercise of Options: Nontransferability of Options.

Each Option shall state the time or times when it becomes exercisable. No Option shall be exercisable after the expiration of 10 years from the date it is granted. During the lifetime of the Participant, the Option shall be exercisable only by the Participant and shall not be assignable or transferable. In the event of the Participant’s death, any Option shall be transferred to the Beneficiary designated by the Participant for this purpose.

(e) Change in Control.

Subject to Section 7(d), in the event that a Participant’s employment or service with the Corporation is involuntarily terminated without Cause or voluntarily terminated for Good Reason within one month prior to or 24 months following the effective date of a Change in Control (defined below) that is at least six months following the date of grant of the Option, the Participant shall have the right to exercise the Option (or to call the related stock appreciation right as described in Section 7(j)) in whole or in part. For purposes of the Plan, a “Change in Control” means the occurrence of one or more of the following:

(i) The consummation of a reorganization, merger or consolidation involving the Corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then outstanding shares of Common Stock (the “Outstanding Common Stock”) and then outstanding voting securities of the Corporation entitled to vote generally in the election of Directors (the “Outstanding Voting Securities”) immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation either directly or through one or more subsidiaries), (B) no Person (as defined in subparagraph (iii) below) (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or such other corporation resulting from such Business Combination beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership is based on the beneficial ownership, directly or indirectly, of Outstanding Common Stock or Outstanding Voting Securities immediately prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(ii) That individuals who, as of May 19, 2006 constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to May 19, 2006 whose election, or nomination for election by the Corporations stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors, an actual or threatened solicitation of proxies or consents or any other actual or threatened action by, or on behalf of any Person other than the Board; or

(iii) The acquisition after May 19, 2006 by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then Outstanding Common Stock or (B) the combined voting power of the Outstanding Voting Securities; provided, however, that the following acquisitions shall not be deemed to be covered by this subsection (iii): (x) any acquisition of Outstanding Common Stock or Outstanding Voting Securities by the Corporation, (y) any acquisition of Outstanding Common Stock or Outstanding Voting Securities by any employee benefit plan (or related trust) sponsored or maintained by the Corporation, (z) any acquisition of Outstanding Common Stock or Outstanding Voting Securities by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (i) of this Section 7(e); or

(iv) The consummation of the sale of all or substantially all of the assets of the Corporation or approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

(f) Termination of Employment Except Death.

(i) In the event that a Participant who is an Employee ceases to be employed by the Corporation or any of its Affiliates for any reason other than death, such Participant shall have the right (subject to the limitations of Section 7(d) above) to exercise the Option either:

(a)	within three months after such termination of employment; or

(b)	in the case of Early, Normal or Late Retirement under the Salaried Employees’ Retirement Plan, or Disability, at any time before the end of the option period specified in the Option Agreement,

to the extent that, at the date of termination of employment, the Option had vested pursuant to the terms of the Option Agreement with respect to which such Option was granted and had not previously been exercised. However, in addition to the rights and obligations established in Section 14 below, if the employment of a Participant is terminated by the Corporation or an Affiliate by reason of Misconduct, such Option shall cease to be exercisable at the time of the Participant’s termination of employment. The Administrator (or its delegate) shall determine whether a Participant’s employment is terminated by reason of Misconduct. In making such determination the Administrator (or its delegate) shall act fairly and shall give the Participant an opportunity to be heard and present evidence on his or her behalf. If a Participant’s employment terminates for reasons other than Misconduct, but Misconduct is discovered after the termination and is determined to have occurred by the Administrator (or its delegate), all outstanding Options shall cease to be exercisable upon such determination.

For purposes of this Section, the employment relationship will be treated as continuing while the Participant is on military leave, sick leave (including short term disability) or other bona fide leave of absence (to be determined in the sole discretion of the Administrator, in accordance with rules and regulations construing Code section 422(a)(2)). Notwithstanding the foregoing, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond three months after the Participant ceased active employment, unless the Participant’s reemployment rights are guaranteed by statute or by contract.

(ii) In the event an Outside Director terminates services as a Director for any reason other than death, the former Director shall have the right (subject to the limitations of Section 7(d) above) to exercise the Option either:

(a)	within three months after such termination,

or

(b)	in the case of termination after five years of service as an Outside Director, any time before the end of the option period specified in the Option Agreement,

to the extent that, at the date of termination the Option had vested pursuant to the terms of the Option Agreement and had not previously been exercised. However, if the services of the Outside Director are terminated by the Board for cause in accordance with the Corporation’s Restated Certificate of Incorporation, such Option shall cease to be exercisable at the time of the Outside Director’s termination of services.

(g) Death of Participant.

(i) If a Participant who is an Employee dies while in the employ of the Corporation or an Affiliate, the Option may be exercised at any time before the end of the option period as specified in the Option Agreement by the Participant’s designated Beneficiary, to the extent that, at the date of the Participant’s death, the Option had vested pursuant to the terms of the Option Agreement and had not previously been exercised.

(ii) In the event the Outside Director’s services terminate by reason of death, the Option may be exercised at any time before the end of the option period specified in the Option Agreement by the Director’s designated Beneficiary, to the extent that, at the date of the Director’s death, the Option had vested pursuant to the terms of the Option Agreement and had not previously been exercised.

(h) Rights as a Stockholder.

A Participant or a transferee of a Participant shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of issuance of such Shares. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such Shares are issued, except as provided in Section 16.

(i) Modification, Extension and Renewal of Options.

Subject to the terms and conditions and within the limitations of the Plan, including the limitations of Section 20, and, effective January 1, 2005, within the limitations of Code section 409A and the regulations promulgated thereunder, the Administrator may modify, extend or renew outstanding Options granted to Employees and Directors under the Plan. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Participant, alter or impair any rights or obligations under any Option previously granted under the Plan.

(j) Stock Appreciation Rights.

Each Option granted under the Plan may include a stock appreciation right that may be exercised only following the applicable Change in Control and termination events described in Section 7(e). Following such events, the Participant shall have the right to surrender all or part of the Option and to exercise the stock appreciation right (the “call”) to obtain payment from the Corporation of an amount equal to the difference obtained by subtracting the aggregate Exercise Price of the Shares subject to the Option (or the portion of such Option) surrendered from the Fair Market Value of such Shares on the date of such surrender. In the case of a stock appreciation right called after the applicable Change in Control and termination events described in Section 7(e) above, “Fair Market Value” for purposes of this Subsection (j) shall be the greater of (A) the Fair Market Value of such Shares as of the date immediately prior to the events described in Section 7(e) above, or (B) the value of such Shares determined as of the date of the call in good faith by the Administrator (as composed on the day preceding the date of the described in Section 7(e) above), taking into consideration all relevant facts and circumstances. The call of such stock appreciation right shall be subject to such limitations (including, but not limited to, limitations as to time and amount) as the Administrator shall deem appropriate. The payment may be made in shares of Common Stock (determined with reference to its Fair Market Value on the date of call), or in cash, or partly in cash and in shares of Common Stock, at the discretion of the Administrator, provided that the Administrator determines that such settlement is consistent with the purpose set forth in Section 1. For all purposes under the Plan, the terms “exercise” or “exercisable” shall be deemed to include the terms “call” or “callable” as such terms may apply to a stock appreciation right, and in the event of the call of a stock appreciation right, the underlying Option will be deemed to have been exercised for all purposes under the Plan.

(k) Limitation of Incentive Stock Option Awards.

If and to the extent that the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which any Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries exceeds $100,000, the excess (taking into account the order in which they were granted) shall be treated as nonqualified stock options.

(l) Other Provisions.

The Option Agreement shall contain such other provisions that are consistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option, as the Administrator shall deem advisable.

8.	RESTRICTED STOCK.

(a) Grants.

Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Employees and Directors to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, the time or times within which such Awards may be subject to forfeiture, and all other terms and conditions of the Awards. The Administrator may condition the grant of Restricted Stock upon the attainment of specified performance objectives established by the Administrator pursuant to Section 13 or such other factors as the Administrator may determine, in its sole discretion.

The terms of each Restricted Stock Award shall be set forth in a Restricted Stock Agreement between the Corporation and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan. Each Participant receiving a Restricted Stock Award shall be issued Shares in respect of such Restricted Stock Award. The Shares shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The Administrator shall require that the Shares issued in respect of the Restricted Stock Award be held by the Corporation until the restrictions lapse and that, as a condition of any Restricted Stock Award, the Participant shall deliver to the Corporation a stock power relating to the Shares covered by such Award.

(b) Restrictions and Conditions.

The shares of Restricted Stock awarded pursuant to this Section 8 shall be subject to the following restrictions and conditions:

(i) During a period set by the Administrator commencing with the date of such Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, assign or encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Administrator, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance, a change of control of the Corporation or such other factors or criteria as the Administrator may determine in its sole discretion.

(ii) Except as provided in this paragraph (ii) and paragraph (i) above, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote the shares and the right to receive any cash dividends. The Administrator, in its sole discretion, as determined at the time of Award, may provide that the payment of cash dividends shall or may be deferred and, if the Administrator so determines, invested in additional shares of Restricted Stock to the extent available under Section 6, or otherwise invested. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

(iii) The Administrator shall specify the conditions under which shares of Restricted Stock shall vest or be forfeited and such conditions shall be set forth in the Restricted Stock Agreement.

(iv) If and when the Restriction Period applicable to shares of Restricted Stock expires without a prior forfeiture of the Restricted Stock, the unrestricted Shares shall be delivered promptly to the Participant.

9.	RESTRICTED STOCK UNITS.

(a) Grants.

Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Employees and Directors to whom, and the time or times at which, grants of Restricted Stock Units will be made, the number of Restricted Stock Units to be awarded, the price (if any) to be paid by the recipient of the Restricted Stock Units, the time or times within which such Restricted Stock Units may be subject to forfeiture, and all other terms and conditions of the Restricted Stock Unit Awards. The Administrator may condition the grant of Restricted Stock Unit Awards upon the attainment of specified performance objectives established by the Administrator pursuant to Section 13 or such other factors as the Administrator may determine, in its sole discretion.

The terms of each Restricted Stock Unit Award shall be set forth in a Restricted Stock Unit Award Agreement between the Corporation and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan. With respect to a Restricted Stock Unit Award, no Shares shall be issued at the time the grant is made (nor shall any book entry be made in the records of the Corporation) and the Participant shall have no right to or interest in any Shares as a result of the grant of Restricted Stock Units.

(b) Restrictions and Conditions.

The Restricted Stock Units awarded pursuant to this Section 9 shall be subject to the following restrictions and conditions:

(i) At the time of grant of a Restricted Stock Unit Award, the Administrator may impose such restrictions or conditions on the vesting of the Restricted Stock Units, as the Administrator deems appropriate. Within these limits, the Administrator, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance, a change of control of the Corporation or such other factors or criteria as the Administrator may determine in its sole discretion.

(ii) Dividend equivalents may be credited in respect of Restricted Stock Units, as the Administrator deems appropriate. Such dividend equivalents may be converted into additional Restricted Stock Units by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of Shares equal to the number of Restricted Stock Units then credited by (2) the Fair Market Value per Share on the payment date for such dividend. The additional Restricted Stock Units credited by reason of such dividend equivalents will be subject to all of the terms and conditions of the underlying Restricted Stock Unit Award to which they relate.

(iii) The Administrator shall specify the conditions under which Restricted Stock Units shall vest or be forfeited and such conditions shall be set forth in the Restricted Stock Unit Agreement.

(c) Deferral Election.

Each recipient of a Restricted Stock Unit Award shall be entitled to elect to defer all or a percentage of any Shares he or she may be entitled to receive upon the lapse of any restrictions or vesting period to which the Award is subject. This election shall be made by giving notice in a manner and within the time prescribed by the Administrator and, effective January 1, 2005, in compliance with Code section 409A. Each Participant must indicate the percentage (expressed in whole percentages) he or she elects to defer of any Shares he or she may be entitled to receive. If no notice is given, the Participant shall be deemed to have made no deferral election. Each deferral election filed with the Administrator shall become irrevocable on and after the prescribed deadline.

10.	PERFORMANCE SHARES.

(a) Grants.

Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Employees and Directors to whom, and the time or times at which, grants of Performance Shares will be made, the number of Performance Shares to be awarded, the price (if any) to be paid by the recipient of the Performance Shares, the time or times within which such Performance Shares may be subject to forfeiture, and all other terms and conditions of the Performance Share Awards. The Administrator may condition the grant of Performance Share Awards upon the attainment of specified performance objectives established by the Administrator pursuant to Section 13 or such other factors as the Administrator may determine, in its sole discretion.

The terms of each Performance Share Award shall be set forth in a Performance Share Award Agreement between the Corporation and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan. With respect to a Performance Share Award, no Shares shall be issued at the time the grant is made (nor shall any book entry be made in the records of the Corporation) and the Participant shall have no right to or interest in any Shares as a result of the grant of Performance Shares.

(b) Restrictions and Conditions.

The Performance Shares awarded pursuant to this Section 10 shall be subject to the following restrictions and conditions: At the time of grant of a Performance Share Award, the Administrator may set performance objectives in its discretion which, depending on the extent to which they are met, will determined the number of Performance Shares that will be paid out to the Participant. The time period during which the performance objectives must be met will be called the “Performance Period.” After the applicable Performance Period has ended, the recipient of the Performance Shares will be entitled to receive the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Share Award, the Administrator, in its sole discretion, may reduce or waive any performance objective for such Performance Share Award.

11.	OTHER SHARE-BASED AWARDS.

(a) Grants.

Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares (“Other Share-Based Awards”), may be granted either alone or in addition to or in conjunction with other Awards under this Plan. Awards under this Section 11 may include (without limitation) Stock Rights, the grant of Shares conditioned upon some specified event, the payment of cash based upon the performance of the Shares or the grant of securities convertible into Shares.

Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Employees and Directors to whom and the time or times at which Other Share-Based Awards shall be made, the number of Shares or other securities, if any, to be granted pursuant to Other Share-Based Awards, and all other conditions of the Other Share-Based Awards. The Administrator may condition the grant of an Other Share-Based Award upon the attainment of specified performance goals or such other factors as the Administrator shall determine, in its sole discretion. In granting an Other Share-Based Award, the Administrator may determine that the recipient of an Other Share-Based Award shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Shares or other securities covered by the Award, and the Administrator may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. The terms of any Other Share-Based Award shall be set forth in an Other Share-Based Award Agreement between the Corporation and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan.

(b) Terms and Conditions.

In addition to the terms and conditions specified in the Other Share-Based Award Agreement, Other Share-Based Awards shall be subject to the following:

(i) Any Other Share-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued or the Award becomes payable, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(ii) The Other Share-Based Award Agreement shall contain provisions dealing with the disposition of such Award in the event of termination of the Employee’s employment or the Director’s service prior to the exercise, realization or payment of such Award, and the Administrator in its sole discretion may provide for payment of the Award in the event of the Participant’s retirement, Disability or death or the change of control of the Corporation, with such provisions to take account of the specific nature and purpose of the Award.

12.	OTHER PAYMENTS IN SHARES.

Shares may be issued under this Plan to satisfy the payment of all or part of an award pursuant to the Potlatch Corporation Management Performance Award Plan or any successor plan thereto. In addition, all or part of any Director’s fees may be paid in Shares issued under this Plan. Any Shares issued pursuant to this Section 12 shall reduce the number of Shares authorized for Options, Restricted Stock or Other Share-Based Awards under Section 6 but shall not be considered an Award for purposes of the maximum grant limitation in Section 5(b).

13.	PERFORMANCE OBJECTIVES.

The Administrator shall determine the terms and conditions of Awards at the date of grant or thereafter; provided that performance objectives for each year, if any, shall be established by the Administrator not later than the latest date permissible under Code section 162(m). To the extent that such Awards are paid to Employees the performance objectives to be used, if any, shall be expressed in terms of one or more of the following: total shareholder return; earnings per share; stock price; return on equity; net earnings; related return ratios; cash flow; net earnings growth; earnings before interest, taxes, depreciation and amortization (EBITDA); return on assets; increase in revenues; decrease in expenses; increase in funds from operations (FFO); and increase in FFO per share. Performance objectives, if any, established by the Administrator may be (but need not be) different from year-to-year, and different performance objectives may be applicable to different Participants.

14.	FORFEITURE ON ACCOUNT OF MISCONDUCT.

Notwithstanding any other provision of this Plan to the contrary, if the Participant engages in Misconduct prior to, or during the twelve month period following, the exercise of the Option or the vesting of the Award without the Administrator’s (or its delegate’s) express written consent, the Administrator (or its delegate) may

(a) rescind the exercise of any Option exercised during the period beginning twelve months prior to through 24 months after the Participant’s termination of employment or service with the Corporation or its Affiliates and cancel all outstanding Awards within 24 months after the Participant’s termination of employment or service with the Corporation or its Affiliates, and

(b) demand that the Participant pay over to the Corporation the proceeds (less the Participant’s purchase price, if any) received by the Participant upon the sale, transfer or other transaction involving the Shares acquired upon the exercise of any Option exercised during the period beginning twelve months prior to through 24 months after the Participant’s termination of employment or service with the Corporation or its Affiliates or the vesting of any Award within 24 months after the Participant’s termination of employment or service with the Corporation or its Affiliates, in such manner and on such terms and conditions as may be required, and, without limiting any other remedy the Corporation or its Affiliates may have, the Corporation shall be entitled to set-off against the amount of any such proceeds any amount owed the Participant by the Corporation or its Affiliates to the fullest extent permitted by law.

15.	TERM OF PLAN.

Awards may be granted pursuant to the Plan until the termination of the Plan on December 1, 2014.

16.	RECAPITALIZATION.

Subject to any required action by the stockholders, the number of Shares covered by this Plan as provided in Section 6, the maximum grant limitation in Section 5(b), the number of Shares or Share Equivalents covered by or referenced in each outstanding Award, and the Exercise Price of each outstanding Option and any price required to be paid for Restricted Stock or Other Share-Based Award shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares, the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of such Shares effected without receipt of consideration by the Corporation or the declaration of a dividend payable in cash that has a material effect on the price of issued Shares.

Subject to any required action by the stockholders, if the Corporation shall be a party to any merger, consolidation or other reorganization, each outstanding Award shall pertain and apply to the securities to which a holder of the number of Shares or Share Equivalents subject to the Award would have been entitled. In the event of a change in the Common Stock as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an incentive stock option within the meaning of Code section 422.

Except as expressly provided in this Section 16, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect the number or price of Shares subject to the Option.

The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

17.	SECURITIES LAW REQUIREMENTS AND LIMITATION OF RIGHTS.

(a) Securities Law.

No Shares shall be issued pursuant to the Plan unless and until the Corporation has determined that: (i) it and the Participant have taken all actions required to register the Shares under the Securities Act of 1933 or perfect an exemption from registration; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied.

(b) Employment Rights.

Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain employed by the Corporation or an Affiliate or to remain a Director. The Corporation and its Affiliates reserve the right to terminate the employment of any employee at any time, with or without cause or for no cause, subject only to a written employment contract (if any), and the Board reserves the right to terminate a Director’s membership on the Board for cause in accordance with the Corporation’s Restated Certificate of Incorporation.

(c) Stockholders’ Rights.

A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of the Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such Shares are issued.

(d) Creditors’ Rights.

A holder of an Other Share-Based Award shall have no rights other than those of a general creditor of the Corporation. An Other Share-Based Award shall represent an unfunded and unsecured obligation of the Corporation, subject to the terms and conditions of the applicable Other Share-Based Award Agreement. An Other Share-Based Award shall not be deemed to create a trust for the benefit of any individual.

18.	BENEFICIARY DESIGNATION.

Participants and their Beneficiaries may designate on the prescribed form one or more Beneficiaries to whom distribution shall be made of any Award outstanding at the time of the Participant’s or Beneficiary’s death. A Participant or Beneficiary may change such designation at any time by filing the prescribed form with the Administrator. If a Beneficiary has not been designated or if no designated Beneficiary survives the Participant or Beneficiary, distribution will be made to the residuary beneficiary under the terms of the Participant’s or Beneficiary’s last will and testament or, in the absence of a last will and testament, to the Participant’s or Beneficiary’s estate as Beneficiary.

19.	AMENDMENT OF THE PLAN.

The Board may suspend or discontinue the Plan or revise or amend it with respect to any Shares at the time not subject to Awards except that, without approval of the stockholders of the Corporation, no such revision or amendment shall:

(a) Increase the number of Shares subject to the Plan;

(b) Change the designation in Section 5 of the class of Employees eligible to receive Awards;

(c) Decrease the price at which Incentive Stock Options may be granted;

(d) Remove the administration of the Plan from the Administrator; or

(e) Amend this Section 19 to defeat its purpose.

The foregoing notwithstanding, the Plan may not be amended (including any amendment of this Section 19) or terminated by the Board during the three-year period following an event described in Section 7(e)(i) through (iv) if such amendment or termination would alter the provision of this Section 19 or impair any outstanding rights under any Awards previously granted under the Plan.

20.	NO AUTHORITY TO REPRICE.

Without the consent of the stockholders of the Corporation, except as provided in Section 16, the Administrator shall have no authority to effect either (i) the repricing of any outstanding Options under the Plan or (ii) the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock.

21.	NO OBLIGATION TO EXERCISE OPTION.

The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

22.	APPROVAL OF STOCKHOLDERS.

This Plan and any amendments requiring stockholder approval pursuant to Section 19 shall be subject to approval by affirmative vote of the stockholders. Such vote shall be taken at the first annual meeting of stockholders of the Corporation following the adoption of the Plan or of any such amendments, or any adjournment of such meeting.

23.	PAYMENT OF EXCISE TAX.

If any payments or transfers to or for the benefit of a Participant are deemed an “excess parachute payment” as defined in Code section 280G subject to the excise tax imposed by Code section 4999, the Corporation shall pay to the Participant an additional amount such that the total amount of all such payments and benefits (including payments made pursuant to this Section) to the Participant shall equal the total amount of all such payments and benefits to which the Participant would have been entitled (but for this Section) net of all applicable federal, state and local taxes except the excise tax. For purposes of this Section, the Participant shall be deemed to pay federal, state and local taxes at the highest marginal rate of taxation for the applicable calendar year. The amount of the payment to the Participant shall be estimated by a firm of independent certified public accountants, as of the date of the applicable Change in Control or termination events as described in Section 7(e).

24.	WITHHOLDING TAXES.

(a) General.

To the extent required by applicable law, the recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise by reason of such payment or distribution. The Corporation shall not be required to make such payment or distribution until such obligations are satisfied.

(b) Other Awards.

The Administrator may permit a Participant who exercises Nonqualified Stock Options or who vests in Restricted Stock Awards to satisfy all or part of his or her withholding tax obligations by having the Corporation withhold a portion of the Shares that otherwise would be issued to him or her under such Nonqualified Stock Options or Restricted Stock Awards. Such Shares shall be valued at the Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of withholding taxes by surrendering Shares to the Corporation, if permitted by the Administrator, shall be subject to such restrictions as the Administrator may impose, including any restrictions required by rules of the Securities and Exchange Commission.

25.	SUCCESSORS AND ASSIGNS.

The Plan shall be binding upon the Corporation, its successors and assigns, and any parent corporation of the Corporation’s successors or assigns. Notwithstanding that the Plan may be binding upon a successor or assign by operation of law, the Corporation shall require any successor or assign to expressly assume and agree to be bound by the Plan in the same manner and to the same extent that the Corporation would be if no succession or assignment had taken place.

26.	EXECUTION.

To record the amendment and restatement of the Plan effective September 16, 2006, the Corporation has caused its authorized officer to execute the same.

POTLATCH CORPORATION

By

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting date.

POTLATCH CORPORATION

INTERNET http://www.proxyvoting.com/pch

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

95132

FOLD AND DETACH HERE

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR EACH DIRECTOR NOMINEE AND FOR PROPOSALS 2, 3 AND 4 AND “3 YEARS” ON PROPOSAL 5.

The Board of Directors recommends a vote FOR the election of three Directors to serve until the 2014 Annual Meeting of Stockholders.

Proposal 1 – Election of Directors Nominees:

1.1. Jerome C. Knoll 1.2. John S. Moody 1.3. Lawrence S. Peiros

FOR AGAINST ABSTAIN

Please mark your votes as indicated in this example

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.

Proposal 2 – Ratification of the appointment of KPMG LLP as our independent auditors for 2011.

Proposal 3 – Approval of the material terms of performance goals in the Potlatch Corporation 2005 Stock Incentive Plan.

Proposal 4 – Approval, by non-binding vote, of 2010 compensation paid to the company’s named executive officers.

Management recommends a vote for Shareholder approval every 3 years.

FOR AGAINST ABSTAIN

1 year 2 years 3 years Abstain

Proposal 5 – Recommendation, by non-binding vote, of the frequency of future advisory votes on executive compensation.

WILL ATTEND

If you plan to attend the Annual Meeting, please mark the WILL ATTEND box.

Mark Here for Address Change or Comments

SEE REVERSE

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature Signature Date

You can now access your Potlatch Corporation account online.

Access your Potlatch Corporation account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Potlatch Corporation, now makes it easy and convenient to get current information on your shareholder account.

• View account status • View payment history for dividends

• View certificate history • Make address changes

• View book-entry information • Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 2, 2011. The Proxy Statement and the 2010 Annual Report are available at: http://bnymellon.mobular.net/bnymellon/pch

FOLD AND DETACH HERE

PROXY

Proxy for Annual Meeting of Stockholders to be Held May 2, 2011 at 9:00 a.m. local time (Pacific)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF POTLATCH CORPORATION

The undersigned hereby appoints Michael J. Covey, Eric J. Cremers and Lorrie D. Scott, as proxies with full power in each to act without the others and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 2, 2011, or at any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR EACH DIRECTOR NOMINEE AND FOR PROPOSAL 2, 3 AND 4, AND “3 YEARS” ON PROPOSAL 5.

YOUR VOTE IS IMPORTANT. This proxy must be signed and dated on the reverse side.

(PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.)

Address Change/Comments

(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side) 95132

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time on April 27, 2011.

POTLATCH CORPORATION

INTERNET http://www.proxyvoting.com/pch

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

95132-bl

FOLD AND DETACH HERE

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR EACH DIRECTOR NOMINEE AND FOR PROPOSALS 2, 3 AND 4 AND “3 YEARS” ON PROPOSAL 5.

The Board of Directors recommends a vote FOR the election of three Directors to serve until the 2014 Annual Meeting of Stockholders.

Proposal 1 – Election of Directors Nominees:

1.1. Jerome C. Knoll 1.2. John S. Moody 1.3. Lawrence S. Peiros

FOR AGAINST ABSTAIN

Please mark your votes as indicated in this example

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.

Proposal 2 – Ratification of the appointment of KPMG LLP as our independent auditors for 2011.

Proposal 3 – Approval of the material terms of performance goals in the Potlatch Corporation 2005 Stock Incentive Plan.

Proposal 4 – Approval, by non-binding vote, of 2010 compensation paid to the company’s named executive officers.

Management recommends a vote for Shareholder approval every 3 years.

FOR AGAINST ABSTAIN

1 year 2 years 3 years Abstain

Proposal 5 – Recommendation, by non-binding vote, of the frequency of future advisory votes on executive compensation.

WILL ATTEND

If you plan to attend the Annual Meeting, please mark the WILL ATTEND box.

Mark Here for Address Change or Comments

SEE REVERSE

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature Signature Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 2, 2011. The Proxy Statement and the 2010 Annual Report are available at: http://bnymellon.mobular.net/bnymellon/pch

FOLD AND DETACH HERE

PROXY

Proxy for Annual Meeting of Stockholders to be Held May 2, 2011 at 9:00 a.m. local time (Pacific)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF POTLATCH CORPORATION

On behalf of The Board of Directors of Potlatch Corporation, this proxy is solicited from participants in the Potlatch Salaried 401(k) Plan. Your shares will be voted as directed by you, but if not otherwise directed, FOR each director nominee and, FOR Proposal 2, 3 and 4 and “3 years” on Proposal 5. If you do not return this voting instruction form or vote by telephone or internet, the Trustee (Mercer Trust Company) must vote your Plan shares in the same proportion as voted by other Plan participants.

YOUR VOTE IS IMPORTANT. This proxy must be signed and dated on the reverse side.

(PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.)

Address Change/Comments

(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side) 95132-bl

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time on April 27, 2011.

POTLATCH CORPORATION

INTERNET

http://www.proxyvoting.com/pch

Use the Internet to vote your proxy.

Have your proxy card in hand when you access the web site.

OR

TELEPHONE

1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

95132-gr

FOLD AND DETACH HERE

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR EACH DIRECTOR NOMINEE AND FOR PROPOSALS 2, 3 AND 4 AND “3 YEARS” ON PROPOSAL 5.

The Board of Directors recommends a vote FOR the election of three Directors to serve until the 2014 Annual Meeting of Stockholders.

Proposal 1 – Election of Directors

FOR

AGAINST

ABSTAIN

Nominees:

1.1. Jerome C. Knoll

1.2. John S. Moody

1.3. Lawrence S. Peiros

Please mark your votes as indicated in this example

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.

Proposal 2 – Ratification of the appointment of KPMG LLP as our independent auditors for 2011.

Proposal 3 – Approval of the material terms of performance goals in the Potlatch Corporation 2005 Stock Incentive Plan.

Proposal 4 – Approval, by non-binding vote, of 2010 compensation paid to the company’s named executive officers.

Management recommends a vote for Shareholder approval every 3 years.

FOR AGAINST ABSTAIN

1 year

2 years

3 years

Abstain

Proposal 5 – Recommendation, by non-binding vote, of the frequency of future advisory votes on executive compensation.

WILL ATTEND

If you plan to attend the Annual Meeting, please mark the WILL ATTEND box.

Mark Here for Address Change or Comments

SEE REVERSE

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature

Signature

Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 2, 2011. The Proxy Statement and the 2010 Annual Report are available at: http://bnymellon.mobular.net/bnymellon/pch

FOLD AND DETACH HERE

PROXY

Proxy for Annual Meeting of Stockholders to be Held May 2, 2011 at 9:00 a.m. local time (Pacific)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF POTLATCH CORPORATION

On behalf of The Board of Directors of Potlatch Corporation, this proxy is solicited from participants in the Potlatch Hourly 401(k) Plan. Your shares will be voted as directed by you, but if not otherwise directed, FOR each director nominee and, FOR Proposal 2, 3 and 4 and “3 years” on Proposal 5. If you do not return this voting instruction form or vote by telephone or internet, the Trustee (Mercer Trust Company) must vote your Plan shares in the same proportion as voted by other Plan participants.

YOUR VOTE IS IMPORTANT. This proxy must be signed and dated on the reverse side.

(PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.)

Address Change/Comments

(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES

P.O. BOX 3550

SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

95132-gr

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time on April 27, 2011.

POTLATCH CORPORATION

INTERNET http://www.proxyvoting.com/pch

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

95132-red

FOLD AND DETACH HERE

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR EACH DIRECTOR NOMINEE AND FOR PROPOSALS 2, 3 AND 4 AND “3 YEARS” ON PROPOSAL 5.

The Board of Directors recommends a vote FOR the election of three Directors to serve until the 2014 Annual Meeting of Stockholders.

Proposal 1 – Election of Directors FOR AGAINST ABSTAIN

Nominees:

1.1. Jerome C. Knoll

1.2. John S. Moody

1.3. Lawrence S. Peiros

Please mark your votes as indicated in this example

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.

FOR AGAINST ABSTAIN

Proposal 2 – Ratification of the appointment of KPMG LLP as our independent auditors for 2011.

Proposal 3 – Approval of the material terms of performance goals in the Potlatch Corporation 2005 Stock Incentive Plan.

Proposal 4 – Approval, by non-binding vote, of 2010 compensation paid to the company’s named executive officers.

Management recommends a vote for Shareholder approval every 3 years.

1 year 2 years 3 years Abstain

Proposal 5 – Recommendation, by non-binding vote, of the frequency of future advisory votes on executive compensation.

WILL ATTEND

If you plan to attend the Annual Meeting, please mark the WILL ATTEND box.

Mark Here for Address Change or Comments

SEE REVERSE

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature Signature Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 2, 2011. The Proxy Statement and the 2010 Annual Report are available at: http://bnymellon.mobular.net/bnymellon/pch

FOLD AND DETACH HERE

PROXY

Proxy for Annual Meeting of Stockholders to be Held May 2, 2011 at 9:00 a.m. local time (Pacific)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF POTLATCH CORPORATION

On behalf of The Board of Directors of Potlatch Corporation, this proxy is solicited from participants in the Clearwater Paper Salaried 401(k) Plan. Your shares will be voted as directed by you, but if not otherwise directed, FOR each director nominee and, FOR Proposal 2, 3 and 4 and “3 years” on Proposal 5. If you do not return this voting instruction form or vote by telephone or internet, the Trustee (Mercer Trust Company) must vote your Plan shares in the same proportion as voted by other Plan participants.

YOUR VOTE IS IMPORTANT. This proxy must be signed and dated on the reverse side.

(PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.)

Address Change/Comments

(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES

P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side) 95132-red

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time on April 27, 2011.

POTLATCH CORPORATION

INTERNET http://www.proxyvoting.com/pch

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

95132-ylw

FOLD AND DETACH HERE

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR EACH DIRECTOR NOMINEE AND FOR PROPOSALS 2, 3 AND 4 AND “3 YEARS” ON PROPOSAL 5.

The Board of Directors recommends a vote FOR the election of three Directors to serve until the 2014 Annual Meeting of Stockholders.

Proposal 1 – Election of Directors FOR AGAINST ABSTAIN

Nominees:

1.1. Jerome C. Knoll 1.2. John S. Moody 1.3. Lawrence S. Peiros

Please mark your votes as indicated in this example

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.

Proposal 2 – Ratification of the appointment of KPMG LLP as our independent auditors for 2011.

Proposal 3 – Approval of the material terms of performance goals in the Potlatch Corporation 2005 Stock Incentive Plan.

Proposal 4 – Approval, by non-binding vote, of 2010 compensation paid to the company’s named executive officers.

Management recommends a vote for Shareholder approval every 3 years.

FOR AGAINST ABSTAIN

1 year 2 years 3 years Abstain

Proposal 5 – Recommendation, by non-binding vote, of the frequency of future advisory votes on executive compensation.

WILL ATTEND

If you plan to attend the Annual Meeting, please mark the WILL ATTEND box.

Mark Here for Address Change or Comments

SEE REVERSE

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature Signature Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 2, 2011. The Proxy Statement and the 2010 Annual Report are available at: http://bnymellon.mobular.net/bnymellon/pch

FOLD AND DETACH HERE

PROXY

Proxy for Annual Meeting of Stockholders to be Held May 2, 2011 at 9:00 a.m. local time (Pacific)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF POTLATCH CORPORATION

On behalf of The Board of Directors of Potlatch Corporation, this proxy is solicited from participants in the Clearwater Paper Hourly 401(k) Plan. Your shares will be voted as directed by you, but if not otherwise directed, FOR each director nominee and, FOR Proposal 2, 3 and 4 and “3 years” on Proposal 5. If you do not return this voting instruction form or vote by telephone or internet, the Trustee (Mercer Trust Company) must vote your Plan shares in the same proportion as voted by other Plan participants.

YOUR VOTE IS IMPORTANT. This proxy must be signed and dated on the reverse side.

(PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.)

Address Change/Comments

(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550

SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side) 95132-ylw